[LOGO] STATE STREET RESEARCH

Large-Cap Value Fund                                                   [GRAPHIC]
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                         Annual Report to Shareholders
                         June 30, 2002

In This Report                      Review of
                                Fund Performance

                                    [GRAPHIC]

                                      plus
                                         A Message from the Chairman
                                         Comments from the Fund's Manager
                                         Key Facts and Financial Statements

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   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

Investor
Confidence
is the bedrock of the financial markets, and it has been shaken over the past year by tragic events, economic uncertainty and corporate scandal. At State Street Research, we have managed investments through other such difficult times. And we are confident that the U.S. financial markets are as strong as the companies, the institutions and the workers that make them up. Although we can neither predict nor control the markets, we will continue to rely on our experience and our research, because it is the way we think that sets us apart.

[PHOTO]
Richard S. Davis

If you have questions after you read this report on fund performance, consider talking to your financial adviser about the role the fund plays in your portfolio. Your adviser can help you put current performance in historical perspective.

As always, thank you for choosing State Street Research funds.

Sincerely,


/s/ Richard S. Davis

Richard S. Davis
Chairman
June 30, 2002

[GRAPHIC]
12 Month Review Management's Discussion of Fund Performance Part 1

                            How State Street Research
                         Large-Cap Value Fund Performed

State Street Research Large-Cap Value Fund returned -13.71% for the 12-month period ended June 30, 2002.(1) It underperformed the Russell 1000(R) Value Index, which returned -8.95% over the same period.(2) The fund performed in line with the Lipper Large-Cap Value Funds Average, which was -13.43% for the period.(3)

Reasons for the Fund's Performance

The fund's focus on higher-volatility names benefited performance during periods of market strength over the past 12 months. However, it hurt results enough in the final quarter to depress returns for the entire year. The worst results were sustained in the technology, airlines, media and entertainment sectors. These sectors declined as investors grew concerned about corporate governance issues as well as the sustainability of the economic recovery. Our investments in pharmaceutical stocks also hurt performance. Regulatory concerns, patent expirations and a lack of new products contributed to their decline.

Our decision to underweight utilities benefited performance, especially telecommunication utilities, which experienced significant declines in the face of rapidly deteriorating business prospects. Our investments in the consumer staples, energy, materials and processing and producer durable sectors also helped performance.

Looking Ahead

We continue to emphasize cyclically sensitive businesses in the portfolio. Although that strategy has resulted in below-average returns for the current period, we believe it will be beneficial when the economic pace picks up and the stock market rebounds.

More of Management's Discussion of Fund Performance on pages 4 and 5. |_|

Class A Shares(1)

     -13.71% [DOWN ARROW]

"The fund's focus on
higher-volatility
names hurt results in
the final quarter of
the year."

[PHOTO]
Peter Zuger
Portfolio Manager,
State Street Research
Large-Cap Value Fund

Russell 1000
Value Index(2)

    -8.95% [DOWN ARROW]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Large-Cap Value Fund

The Fund at a Glance as of 6/30/02

State Street Research Large-Cap Value Fund: A stock fund with a value approach to large-cap investing.

Hits & Misses

[GRAPHIC]

Kraft Foods

We purchased the stock of this diversified food company when it was partially spun out of Philip Morris. It met our valuation criteria and the stock appreciated despite a weak stock market. We continue to own the stock.

[GRAPHIC]

Tyco International

We were attracted to this industrial conglomerate because we believed that the combined value of its businesses exceeded its market value. However, we failed to anticipate the errors in judgment that Tyco management would make and the extent to which the credit markets would penalize the company. We continue to own the stock.

Total Net Assets: $136 million

Top 10 Holdings

     Issuer/Security               % of fund assets

  1  Citigroup                                 3.1%

  2  JPMorgan Chase                            2.5%

  3  International Paper                       2.4%

  4  McDonald's                                2.4%

  5  American International Group              2.4%

  6  Pharmacia                                 2.3%

  7  U.S. Bancorp                              2.3%

  8  Wells Fargo                               2.3%

  9  Kimberly-Clark                            2.3%

 10  Waste Management                          2.3%

     Total                                    24.3%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 6/30/02(4,6)
(does not reflect sales charge)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
            -13.71%                  4.48%                  11.38%

Fund average annual total return as of 6/30/02(4,5,6)
(at maximum applicable sales charge)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
            -18.68%                  3.25%                  10.72%

Russell 1000 Value Index as of 6/30/02(2)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
             -8.95%                  6.53%                  12.98%

See pages 4 and 5 for data on other share classes.

[The following data was represented as a bar chart in the printed material.]

Top 5 Industries
by % of fund assets

June 30, 2002                              June 30, 2001

Banks &                                    Banks &
Savings & Loan              13.1%          Savings & Loan              11.3%
Miscellaneous                              Utilities:
Financial                    8.7%          Telecommunications           9.5%
Integrated Oils:                           Miscellaneous
Integrated                                 Financial                    8.1%
International                6.4%          Insurance                    6.0%
Drugs &                                    Integrated Oils:
Biotechnology                6.4%          Integrated
Insurance                    5.9%          International                5.8%

Ticker Symbols
State Street Research Large-Cap Value Fund

Class A: SSAVX Class B(1): SSVPX* Class B: SSBIX Class C: SSDVX Class S: SSVCX

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1     Does not reflect sales charge.

2 The Russell 1000 Value Index contains those stocks in the Russell 1000(R) Index (a large-company index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

3 The Lipper Large-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

4 Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

5     Performance reflects a maximum 5.75% Class A share front-end sales charge.

6 Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

*     Proposed

[GRAPHIC]
Performance in Perspective Management's Discussion of Fund Performance Part 2

                     Performance Figures as of June 30, 2002

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any.) It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)             -13.71%        24.50%        193.69%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -18.68%        17.34%        176.80%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -18.68%         3.25%         10.72%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                 Russell 1000
     Class A      Value Index  S&P 500 Index

         9425        10000       10000
93      11345        12166       11361
94      11451        12358       11520
95      13550        14888       14519
96      16983        18555       18291
97      22233        24713       24634
98      28373        31840       32066
99      31099        37053       39361
00      26844        33748       42215
01      32079        37237       35958
02      27680        33904       29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)             -14.33%        20.02%        175.59%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -18.31%        18.69%        175.59%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -18.31%         3.49%         10.67%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                 Russell 1000
      Class B(1)  Value Index  S&P 500 Index

        10000        10000       10000
93      12028        12166       11361
94      12072        12358       11520
95      14209        14888       14519
96      17675        18555       18291
97      22962        24713       24634
98      29086        31840       32066
99      31647        37053       39361
00      27111        33748       42215
01      32168        37237       35958
02      27559        33904       29493
--------------------------------------------------------------------------------


4  State Street Research Large-Cap Value Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from another Class B account)

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)             -14.36%        20.02%        175.59%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -18.34%        18.69%        175.59%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -18.34%         3.49%         10.67%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                  Russell 1000
       Class B     Value Index  S&P 500 Index

        10000        10000           10000
93      12028        12166           11361
94      12072        12358           11520
95      14209        14888           14519
96      17675        18555           18291
97      22962        24713           24634
98      29086        31840           32066
99      31650        37053           39361
00      27120        33748           42215
01      32181        37237           35958
02      27559        33904           29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)             -14.48%        20.03%        175.46%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -15.27%        20.03%        175.46%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -15.27%         3.72%         10.66%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                 Russell 1000
       Class C    Value Index   S&P 500 Index

        10000        10000        10000
93      12027        12166        11361
94      12081        12358        11520
95      14198        14888        14519
96      17663        18555        18291
97      22950        24713        24634
98      29101        31840        32066
99      31665        37053        39361
00      27137        33748        42215
01      32210        37237        35958
02      27546        33904        29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                             1 Year       5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)             -13.41%        26.26%        201.90%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -13.41%        26.26%        201.90%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -13.41%         4.77%         11.68%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                 Russell 1000
       Class S    Value Index   S&P 500 Index

92      10000        10000         10000
93      12037        12166         11361
94      12206        12358         11520
95      14505        14888         14519
96      18227        18555         18291
97      23911        24713         24634
98      30583        31840         32066
99      33592        37053         39361
00      29083        33748         42215
01      34866        37237         35958
02      30190        33904         29493
--------------------------------------------------------------------------------

A Closer Look                                                          [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell 1000 Value Index contains those stocks in the Russell 1000 Index (a large-company index) that show below-average growth. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

                                                                       [GRAPHIC]

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research Large-Cap Value Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Large-Cap Value Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Equity Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

      o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

      o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

      o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

      o The custodian, State Street Bank & Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank & Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital and, secondarily, income. In seeking to achieve its investment objective, under normal market conditions, the fund invests at least 80% of its net assets in large-cap value stocks, which may include common and preferred stocks, convertible securities and warrants. In keeping with its secondary goal, the fund also considers a company's potential for paying dividends.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States of America, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it is earned.

      o     Cash dividends -- The fund accrues these on the ex-dividend date.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities, plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income. Investments in the State Street Navigator Securities Lending Prime Portfolio are valued at its closing net asset value per share on the day of valuation. At June 30, 2002, there were no loaned securities.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The difference is primarily due to differing treatments for wash sale deferrals.
The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund ordinarily declares and pays these annually.

      o Net realized capital gains -- The fund distributes these annually, if any.

If the fund has no earnings to distribute, it will not make a distribution.

The fund has elected to be taxed under Supchapter M of the Internal Revenue Code. As such the fund does not intend to pay federal income taxes, in part because it makes distributions as described above.

The fund pays expenses as follows:

      o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include legal fees and trustees' fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


8  State Street Research Large-Cap Value Fund

Portfolio Holdings
--------------------------------------------------------------------------------
June 30, 2002

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

# Denotes an American Depositary Receipt or a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.
--------------------------------------------------------------------------------

     Issuer                                                 Shares      Value
     ---------------------------------------------------------------------------

     Common Stocks 99.3% of net assets

     Automobiles & Transportation 5.9% of net assets
     ---------------------------------------------------------------------------

     Air Transport 1.8%
     AMR Corp.*                                            144,400    $2,434,584
                                                                     -----------

     Automotive Parts 1.9%
     Delphi Automotive Systems Corp.                       194,039     2,561,315
                                                                     -----------

     Railroads 2.2%
     Burlington Northern Santa Fe Corp.                    103,100     3,093,000
                                                                     -----------
     Total Automobiles & Transportation                                8,088,899
                                                                     -----------

     Consumer Discretionary 18.7% of net assets
     ---------------------------------------------------------------------------

     Commercial Services 4.6%
     Cendant Corp.*                                        194,400     3,087,072
(10) Waste Management Inc.                                 119,900     3,123,395
                                                                     -----------
                                                                       6,210,467
                                                                     -----------

     Communications, Media & Entertainment 5.0%
     AOL Time Warner Inc.*                                 141,700     2,084,407
     General Motors Corp. Cl. H*                           208,700     2,170,480
     Liberty Media Corp.*                                  262,200     2,622,000
                                                                     -----------
                                                                       6,876,887
                                                                     -----------

     Consumer Products 2.3%
(9)  Kimberly-Clark Corp.                                   50,600     3,137,200
                                                                     -----------

     Printing & Publishing 0.9%
     News Corp. Ltd.#                                       56,200     1,288,666
                                                                     -----------

     Restaurants 2.4%
(4)  McDonald's Corp.                                      113,700     3,234,765
                                                                     -----------

     Retail 3.5%
     Federated Department Stores Inc.*                      52,000     2,064,400
     GAP Inc.                                              194,600     2,763,320
                                                                     -----------
                                                                       4,827,720
                                                                     -----------
     Total Consumer Discretionary                                     25,575,705
                                                                     -----------

     Consumer Staples 3.7% of net assets
     ---------------------------------------------------------------------------

     Drug & Grocery Store Chains 2.0%
     CVS Corp.                                              91,100     2,787,660
                                                                     -----------

     Foods 1.7%
     Kraft Foods Inc. Cl. A                                 56,500     2,313,675
                                                                     -----------
     Total Consumer Staples                                            5,101,335
                                                                     -----------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
June 30, 2002

     Issuer                                              Shares      Value
     ------------------------------------------------------------------------

     Financial Services 27.7% of net assets
     ------------------------------------------------------------------------

     Banks & Savings & Loan 13.1%
     Bank of America Corp.                               40,600    $2,856,616
     Bank of New York Co., Inc.                          67,200     2,268,000
     FleetBoston Financial Corp.                         89,700     2,901,795
(2)  JPMorgan Chase & Co.                               101,600     3,446,272
(7)  U.S. Bancorp                                       136,500     3,187,275
(8)  Wells Fargo & Co.                                   63,500     3,178,810
                                                                  -----------
                                                                   17,838,768
                                                                  -----------

     Insurance 5.9%
(5)  American International Group Inc.                   47,300     3,227,279
     Hartford Financial Services Group, Inc.             32,900     1,956,563
     XL Capital Ltd. Cl. A                               34,000     2,879,800
                                                                  -----------
                                                                    8,063,642
                                                                  -----------
     Miscellaneous Financial 8.7%
(1)  Citigroup, Inc.                                    109,900     4,258,625
     Marsh & McLennan Companies, Inc.                    19,500     1,883,700
     MBNA Corp.                                          82,800     2,738,196
     Morgan Stanley Dean Witter & Co.                    69,600     2,998,368
                                                                  -----------
                                                                   11,878,889
                                                                  -----------
     Total Financial Services                                      37,781,299
                                                                  -----------

     Healthcare 6.4% of net assets
     ------------------------------------------------------------------------

     Drugs & Biotechnology 6.4%
     Bristol-Myers Squibb Co.                            98,100     2,521,170
(6)  Pharmacia Corp.                                     85,400     3,198,230
     Schering-Plough Corp.                              121,400     2,986,440
                                                                  -----------
     Total Healthcare                                               8,705,840
                                                                  -----------

     Integrated Oils 8.4% of net assets
     ------------------------------------------------------------------------

     Integrated Domestic 2.0%
     Unocal Corp.                                        75,600     2,792,664
                                                                  -----------

     Integrated International 6.4%
     BP PLC#                                             61,764     3,118,464
     ChevronTexaco Corp.                                 29,951     2,650,664
     Exxon Mobil Corp.                                   71,900     2,942,148
                                                                  -----------
                                                                    8,711,276
                                                                  -----------
     Total Integrated Oils                                         11,503,940
                                                                  -----------

     Materials & Processing 6.3% of net assets
     ------------------------------------------------------------------------

     Chemicals 1.7%
     Rohm & Haas Co.                                     58,500     2,368,665
                                                                  -----------

     Non-Ferrous Metals 2.2%
     Alcoa Inc.                                          88,200     2,923,830
                                                                  -----------

     Paper & Forest Products 2.4%
(3)  International Paper Co.                             75,100     3,272,858
                                                                  -----------
     Total Materials & Processing                                   8,565,353
                                                                  -----------

     Other 3.9% of net assets
     ------------------------------------------------------------------------

     Multi-Sector 3.9%
     Honeywell International Inc.                        82,000     2,888,860
     Tyco International Ltd.                            182,200     2,461,522
                                                                  -----------
     Total Other                                                    5,350,382
                                                                  -----------

     Other Energy 1.7% of net assets
     ------------------------------------------------------------------------

     Oil & Gas Producers 1.7%
     Anadarko Petroleum Corp.                            47,400     2,336,820
                                                                  -----------
     Total Other Energy                                             2,336,820
                                                                  -----------

     Producer Durables 3.4% of net assets
     ------------------------------------------------------------------------

     Aerospace 3.4%
     Boeing Co.                                          55,300     2,488,500
     United Technologies Corp.                           31,000     2,104,900
                                                                  -----------
     Total Producer Durables                                        4,593,400
                                                                  -----------

     Technology 8.4% of net assets
     ------------------------------------------------------------------------

     Communications Technology 2.2%
     Motorola Inc.                                      204,700     2,951,774
                                                                  -----------

     Computer Technology 3.4%
     Hewlett-Packard Co.                                197,073     3,011,275
     Sun Microsystems Inc.*                             338,800     1,697,388
                                                                  -----------
                                                                    4,708,663
                                                                  -----------
     Electronics 1.1%
     Flextronics International Ltd.*                    210,900     1,503,717
                                                                  -----------

     Electronics: Semiconductors/Components 1.7%
     Intel Corp.                                        124,600     2,276,442
                                                                  -----------
     Total Technology                                              11,440,596
                                                                  -----------

     Utilities 4.8% of net assets
     ------------------------------------------------------------------------

     Electrical 0.5%
     Exelon Corp.                                        13,100       685,130
                                                                  -----------

     Telecommunications 4.3%
     Bellsouth Corp.                                     97,300     3,064,950
     SBC Communications Inc.                             89,300     2,723,650
                                                                  -----------
                                                                    5,788,600
                                                                  -----------
     Total Utilities                                                6,473,730
                                                                  -----------

     Total Common Stocks                                          135,517,299(a)
                                                                  -----------

--------------------------------------------------------------------------------
(a) The fund paid a total of $145,697,261 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


10  State Street Research Large-Cap Value Fund

                                                            Coupon          Maturity         Amount of
Issuer                                                       Rate             Date           Principal                 Value
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper  0.5% of net assets

American Express Credit Corp.                                1.65%          7/01/2002        $520,000                   $520,000

American Express Credit Corp.                                1.65%          7/02/2002         212,000                    211,990
                                                                                                                    ------------
Total Commercial Paper                                                                                                   731,990(1)
                                                                                                                    ------------

                                                                              % of
                                                                           Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                              99.8%                                $136,249,289(2)

Cash and Other Assets, Less Liabilities                                         0.2%                                     238,139
                                                                              -----                                 ------------
Net Assets                                                                    100.0%                                $136,487,428
                                                                              =====                                 ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $731,990 for these securities.
--------------------------------------------------------------------------------
(2) The fund paid a total of $146,429,251 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

At June 30, 2002, the net unrealized depreciation of investments based on cost for federal income tax purposes of $147,512,518 was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $12,030,490

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (23,293,719)
                                                                   ------------

                                                                   ($11,263,229)
                                                                   ============
--------------------------------------------------------------------------------

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a 12-month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 2001, through June 30, 2002, the fund incurred net capital losses of approximately $580,000 and intends to defer and treat such losses as arising in the fiscal year ended June 30, 2003.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2002

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the price for each share class as of the report date.

Assets

Investments, at value                                           $136,249,289(1)
Cash                                                                  48,859
Receivable for securities sold                                       705,147
Receivable for fund shares sold                                      180,255
Dividends receivable                                                 136,151
Other assets                                                          18,212
                                                                ------------
                                                                 137,337,913

Liabilities

Payable for fund shares redeemed                                     258,498
Payable for securities purchased                                     230,364
Accrued transfer agent and shareholder services                       88,057
Accrued management fee                                                81,936
Accrued distribution and service fees                                 63,991
Accrued trustees' fees                                                12,236
Accrued administration fee                                             2,870
Other accrued expenses                                               112,533
                                                                ------------
                                                                     850,485
                                                                ------------

Net Assets                                                      $136,487,428
                                                                ============

Net Assets consist of:
  Undistributed net investment income                               $115,242(2)
  Unrealized depreciation of investments                         (10,179,962)
  Accumulated net realized loss                                   (1,094,852)(2)
  Paid-in capital                                                147,647,000
                                                                ------------
                                                                $136,487,428(3)
                                                                ============

--------------------------------------------------------------------------------
(1)   The fund paid a total of $146,429,251 for these securities.
--------------------------------------------------------------------------------
(2) To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to litigation settlements. At June 30, 2002, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and Post-October Losses. At June 30, 2002, the tax basis distributable earnings were: $115,242 in undistributed ordinary income, $482,625 in undistributed short-term capital gains and $85,961 in undistributed long-term capital gains.
--------------------------------------------------------------------------------
(3)                 Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class    Net Assets  /  Number of Shares    =      NAV
 A      $68,033,809         5,036,340            $13.51*
 B(1)   $22,768,766         1,766,482            $12.89**
 B      $25,703,307         1,989,163            $12.92**
 C       $4,943,620           382,795            $12.91**
 S      $15,037,926         1,111,687            $13.53

*     Maximum offering price per share = $14.33 ($13.51 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12  State Street Research Large-Cap Value Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2002

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                  $2,203,177(1)
Interest                                                             93,338(2)
                                                               ------------
                                                                  2,296,515

Expenses

Management fee                                                      914,908(3)
Transfer agent and shareholder services                             508,443(4)
Reports to shareholders                                             264,333
Distribution and service fees - Class A                             205,824(5)
Distribution and service fees - Class B(1)                          200,976(5)
Distribution and service fees - Class B                             308,610(5)
Distribution and service fees - Class C                              44,507(5)
Custodian fee                                                       105,681
Administration fee                                                   76,887(6)
Registration fees                                                    43,884
Audit fee                                                            29,075
Trustees' fees                                                       12,801(7)
Legal fees                                                              840
Miscellaneous                                                        21,305
                                                               ------------
                                                                  2,738,074
Expenses borne by the distributor                                  (550,854)(8)
Fees paid indirectly                                                (19,753)(9)
                                                               ------------
                                                                  2,167,467
                                                               ------------
Net investment income                                               129,048
                                                               ------------

Realized and Unrealized Loss
on Investments

Net realized loss on investments                                   (669,160)(10)
Change in unrealized depreciation
  of investments                                                (20,632,791)
                                                               ------------
Net loss on investments                                         (21,301,951)
                                                               ------------
Net decrease in net assets resulting
  from operations                                              ($21,172,903)
                                                               ============

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $9,210.
--------------------------------------------------------------------------------
(2) Includes $8,659 in income from the lending of portfolio securities. As of the report date, there were no loaned securities.
--------------------------------------------------------------------------------
(3)   The management fee is 0.65% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $249,049 paid to the distributor and to MetLife for services provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of June 30, 2002, there were $696,429, $273,670, and $1,173,635 for Class A, Class B,
      and Class C, respectively, of unreimbursed distribution and shareholder servicing-related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(9)   Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(10) The fund sold $71,889,692 worth of securities. During this same period, the fund also bought $95,559,112 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                     Years ended June 30
--------------------------------------------------------------------------------
                                                  2002                 2001
--------------------------------------------------------------------------------

Increase in Net Assets

Operations:
Net investment income                             $129,048             $475,925
Net realized gain (loss)
  on investments                                  (669,160)          15,133,094
Change in unrealized appreciation
  (depreciation) of investments                (20,632,791)           4,806,743
                                              ---------------------------------
Net increase (decrease) resulting
  from operations                              (21,172,903)          20,415,762
                                              ---------------------------------

Dividends from net investment income:
  Class A                                          (42,101)            (258,535)
  Class B(1)                                            --               (5,153)
  Class B                                               --              (13,073)
  Class C                                               --                 (859)
  Class S                                          (25,121)            (118,766)
                                              ---------------------------------
                                                   (67,222)(1)         (396,386)
                                              ---------------------------------

Distributions from capital gains:
  Class A                                       (4,443,921)          (1,568,097)
  Class B(1)                                    (1,219,746)            (271,126)
  Class B                                       (2,411,917)          (1,001,069)
  Class C                                         (235,607)             (33,141)
  Class S                                       (1,243,820)            (480,706)
                                              ---------------------------------
                                                (9,555,011)(1)       (3,354,139)
                                              ---------------------------------
Net increase from
  fund share transactions                       31,357,826(2)         8,050,929
                                              ---------------------------------
Total increase in net assets                       562,690           24,716,166

Net Assets

Beginning of year                              135,924,738          111,208,572
                                              ---------------------------------
End of year                                   $136,487,428(3)      $135,924,738
                                              =================================

--------------------------------------------------------------------------------
(1) The fund has designated $5,552,159 as ordinary income dividends and $4,070,074 as long-term capital gains distributions.
--------------------------------------------------------------------------------
(3) Includes undistributed net investment income of $115,242 and $67,475, respectively.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14  State Street Research Large-Cap Value Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                                 Years ended June 30
                                            ---------------------------------------------------------------
                                                      2002                                2001
                                            ---------------------------------------------------------------
Class A                                       Shares          Amount              Shares          Amount
===========================================================================================================
 Shares sold                                 2,212,070     $32,837,941*            808,060     $13,373,753

 Issued upon reinvestment of:
   Dividends from net investment income          2,545          39,066              15,483         243,845
   Distributions from capital gains            271,624       4,169,409              97,220       1,515,656

 Shares redeemed                            (1,235,676)    (18,174,670)           (709,791)    (11,421,250)
                                            ---------------------------------------------------------------
 Net increase                                1,250,563     $18,871,746             210,972      $3,712,004
                                            ===============================================================

Class B(1)                                    Shares          Amount              Shares          Amount
===========================================================================================================
 Shares sold                                   951,945     $13,653,601**           520,943      $8,317,337

 Issued upon reinvestment of:
   Dividend from net investment income              --              --                 326           4,933
   Distributions from capital gains             81,339       1,192,045              17,640         265,480

 Shares redeemed                              (253,281)     (3,556,193)***         (85,052)     (1,323,521)
                                            ---------------------------------------------------------------
 Net increase                                  780,003     $11,289,453             453,857      $7,264,229
                                            ===============================================================

Class B                                       Shares          Amount              Shares          Amount
===========================================================================================================
 Shares sold                                   255,992      $3,671,905             127,201      $2,033,341

 Issued upon reinvestment of:
   Dividend from net investment income              --              --                 798          12,095
   Distributions from capital gains            160,002       2,363,332              65,590         989,815

 Shares redeemed                              (571,789)     (8,182,697)***        (413,237)     (6,413,547)
                                            ---------------------------------------------------------------
 Net decrease                                 (155,795)    ($2,147,460)           (219,648)    ($3,378,296)
                                            ===============================================================

Class C                                       Shares          Amount              Shares          Amount
===========================================================================================================
 Shares sold                                   293,437      $4,233,689**           122,747      $2,007,496

 Issued upon reinvestment of:
   Dividend from net investment income              --              --                  49             734
   Distributions from capital gains             14,673         216,743               2,014          30,425

 Shares redeemed                              (114,327)     (1,619,022)****        (19,935)       (305,702)
                                            ---------------------------------------------------------------
 Net increase                                  193,783      $2,831,410             104,875      $1,732,953
                                            ===============================================================

Class S                                       Shares          Amount              Shares          Amount
===========================================================================================================
 Shares sold                                   227,366      $3,414,572             263,828      $4,266,706

 Issued upon reinvestment of:
   Dividends from net investment income          1,600          24,527               7,551         118,698
   Distributions from capital gains             80,984       1,241,493              30,913         480,697

 Shares redeemed                              (282,183)     (4,167,915)           (390,373)     (6,146,062)
                                            ---------------------------------------------------------------
 Net increase (decrease)                        27,767        $512,677             (88,081)    ($1,279,961)
                                            ===============================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share.

* Sales charges collected by the distributor and MetLife were $43,171 and $163,718, respectively.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $252,908 and $1,049 for Class B(1) and Class C, respectively, were paid by the distributor, not the fund.

*** Includes $39,535 and $13,492 in deferred sales charges collected by the distributor for Class B(1) and Class B, respectively.

****  Includes $3,384 in deferred sales charges collected by the distributor.

--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                           Class A
                                                                   ========================================================

                                                                                     Years ended June 30
                                                                   --------------------------------------------------------
Per-Share Data                                                     2002 (a)    2001 (a)    2000 (a)    1999 (a)    1998 (a)
===========================================================================================================================
 Net asset value, beginning of year ($)                              16.84       14.57       21.30       21.68       19.68
                                                                    ------      ------      ------      ------      ------
  Net investment income ($)*                                          0.05        0.10        0.18        0.13        0.06

  Net realized and unrealized gain (loss) on investments ($)         (2.23)       2.71       (2.75)       1.64        4.74
                                                                    ------      ------      ------      ------      ------
 Total from investment operations ($)                                (2.18)       2.81       (2.57)       1.77        4.80
                                                                    ------      ------      ------      ------      ------
  Dividends from net investment income ($)                           (0.01)      (0.08)      (0.20)      (0.09)      (0.06)

  Distributions from capital gains ($)                               (1.14)      (0.46)      (3.96)      (2.06)      (2.74)
                                                                    ------      ------      ------      ------      ------
 Total distributions ($)                                             (1.15)      (0.54)      (4.16)      (2.15)      (2.80)
                                                                    ------      ------      ------      ------      ------
 Net asset value, end of year ($)                                    13.51       16.84       14.57       21.30       21.68
                                                                    ======      ======      ======      ======      ======
 Total return (%) (b)                                               (13.71)      19.50      (13.68)       9.61       27.62

Ratios/Supplemental Data
===========================================================================================================================
 Net assets at end of year ($ thousands)                            68,034      63,751      52,086      76,943      76,151

 Expense ratio (%)*                                                   1.31        1.31        1.27        1.26        1.25

 Expense ratio after expense reductions (%)*                          1.30        1.29        1.26        1.25        1.25

 Ratio of net investment income to average net assets (%)*            0.33        0.62        1.11        0.68        0.29

 Portfolio turnover rate (%)                                         52.21       82.10       80.37      118.91       81.53

 *Reflects voluntary reduction of expenses of these amounts (%)       0.39        0.32        0.24        0.05        0.03

                                                                                       Class B(1)
                                                                     ==============================================

                                                                                  Years ended June 30
                                                                     ----------------------------------------------
Per-Share Data                                                       2002 (a)    2001 (a)    2000 (a)  1999 (a) (c)
===================================================================================================================
 Net asset value, beginning of year ($)                                16.21       14.09       20.76       18.66
                                                                      ------      ------      ------      ------
  Net investment income (loss) ($)*                                    (0.05)      (0.02)       0.06        0.02

  Net realized and unrealized gain (loss) on investments ($)           (2.13)       2.61       (2.67)       2.09
                                                                      ------      ------      ------      ------
 Total from investment operations ($)                                  (2.18)       2.59       (2.61)       2.11
                                                                      ------      ------      ------      ------
  Dividends from net investment income ($)                                --       (0.01)      (0.10)      (0.01)

  Distributions from capital gains ($)                                 (1.14)      (0.46)      (3.96)         --
                                                                      ------      ------      ------      ------
 Total distributions ($)                                               (1.14)      (0.47)      (4.06)      (0.01)
                                                                      ------      ------      ------      ------
 Net asset value, end of year ($)                                      12.89       16.21       14.09       20.76
                                                                      ======      ======      ======      ======
 Total return (%) (b)                                                 (14.33)      18.66      (14.33)      11.30(d)

Ratios/Supplemental Data
===================================================================================================================
 Net assets at end of year ($ thousands)                              22,769      15,995       7,504       4,244

 Expense ratio (%)*                                                     2.01        2.01        2.01        2.01(e)

 Expense ratio after expense reductions (%)*                            2.00        1.99        2.00        2.00(e)

 Ratio of net investment income (loss) to average net assets (%)*      (0.38)      (0.12)       0.39        0.24(e)

 Portfolio turnover rate (%)                                           52.21       82.10       80.37      118.91

 *Reflects voluntary reduction of expenses of these amounts (%)         0.38        0.29        0.24        0.04(e)

The text and notes are an integral part of the financial statements.


16  State Street Research Large-Cap Value Fund

                                                                                              Class B
                                                                     ========================================================

                                                                                        Years ended June 30
                                                                     --------------------------------------------------------
Per-Share Data                                                       2002 (a)    2001 (a)    2000 (a)    1999 (a)    1998 (a)
=============================================================================================================================
 Net asset value, beginning of year ($)                                16.26       14.12       20.77       21.25       19.42
                                                                      ------      ------      ------      ------      ------
  Net investment income (loss) ($)*                                    (0.05)      (0.01)       0.06       (0.01)      (0.09)

  Net realized and unrealized gain (loss) on investments ($)           (2.15)       2.62       (2.67)       1.59        4.66
                                                                      ------      ------      ------      ------      ------
 Total from investment operations ($)                                  (2.20)       2.61       (2.61)       1.58        4.57
                                                                      ------      ------      ------      ------      ------
  Dividends from net investment income ($)                                --       (0.01)      (0.08)         --          --

  Distributions from capital gains ($)                                 (1.14)      (0.46)      (3.96)      (2.06)      (2.74)
                                                                      ------      ------      ------      ------      ------
 Total distributions ($)                                               (1.14)      (0.47)      (4.04)      (2.06)      (2.74)
                                                                      ------      ------      ------      ------      ------
 Net asset value, end of year ($)                                      12.92       16.26       14.12       20.77       21.25
                                                                      ======      ======      ======      ======      ======
 Total return (%) (b)                                                 (14.36)      18.66      (14.33)       8.82       26.67

Ratios/Supplemental Data
=============================================================================================================================
 Net assets at end of year ($ thousands)                              25,703      34,880      33,392      59,527      52,211

 Expense ratio (%)*                                                     2.01        2.01        2.01        2.01        2.00

 Expense ratio after expense reductions (%)*                            2.00        1.99        2.00        2.00        2.00

 Ratio of net investment income (loss) to average net assets (%)*      (0.36)      (0.07)       0.37       (0.06)      (0.46)

 Portfolio turnover rate (%)                                           52.21       82.10       80.37      118.91       81.53

 *Reflects voluntary reduction of expenses of these amounts (%)         0.40        0.33        0.24        0.05        0.03

                                                                                              Class C
                                                                     ========================================================

                                                                                        Years ended June 30
                                                                     --------------------------------------------------------
Per-Share Data                                                       2002 (a)    2001 (a)    2000 (a)    1999 (a)    1998 (a)
=============================================================================================================================
 Net asset value, beginning of year ($)                                16.26       14.13       20.78       21.26       19.41
                                                                      ------      ------      ------      ------      ------
 Net investment income (loss) ($)*                                     (0.05)      (0.02)       0.06       (0.01)      (0.09)

 Net realized and unrealized gain (loss) on investments ($)            (2.16)       2.62       (2.66)       1.59        4.68
                                                                      ------      ------      ------      ------      ------
 Total from investment operations ($)                                  (2.21)       2.60       (2.60)       1.58        4.59
                                                                      ------      ------      ------      ------      ------
 Dividends from net investment income ($)                                 --       (0.01)      (0.09)         --          --

 Distributions from capital gains ($)                                  (1.14)      (0.46)      (3.96)      (2.06)      (2.74)
                                                                      ------      ------      ------      ------      ------
 Total distributions ($)                                               (1.14)      (0.47)      (4.05)      (2.06)      (2.74)
                                                                      ------      ------      ------      ------      ------
 Net asset value, end of year ($)                                      12.91       16.26       14.13       20.78       21.26
                                                                      ======      ======      ======      ======      ======
 Total return (%) (b)                                                 (14.48)      18.69      (14.30)       8.81       26.80

Ratios/Supplemental Data
=============================================================================================================================
 Net assets at end of year ($ thousands)                               4,944       3,074       1,189       1,555       1,718

 Expense ratio (%)*                                                     2.01        2.01        2.01        2.01        2.00

 Expense ratio after expense reductions (%)*                            2.00        1.99        2.00        2.00        2.00

 Ratio of net investment income (loss) to average net assets (%)*      (0.38)      (0.14)       0.36       (0.07)      (0.43)

 Portfolio turnover rate (%)                                           52.21       82.10       80.37      118.91       81.53

 *Reflects voluntary reduction of expenses of these amounts (%)         0.37        0.28        0.24        0.05        0.03

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(c)   January 1, 1999 (commencement of share class), to June 30, 1999.

(d)   Not annualized.

(e)   Annualized.

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                           Class S
                                                                   =========================================================

                                                                                     Years ended June 30
                                                                   ---------------------------------------------------------
Per-Share Data                                                     2002 (a)    2001 (a)    2000 (a)    1999 (a)     1998 (a)
============================================================================================================================
 Net asset value, beginning of year ($)                              16.81       14.54       21.26       21.65        19.66
                                                                    ------      ------      ------      ------      -------
  Net investment income ($)*                                          0.10        0.15        0.22        0.17         0.11

  Net realized and unrealized gain (loss) on investments ($)         (2.22)       2.69       (2.74)       1.64         4.73
                                                                    ------      ------      ------      ------      -------
 Total from investment operations ($)                                (2.12)       2.84       (2.52)       1.81         4.84
                                                                    ------      ------      ------      ------      -------
  Dividends from net investment income ($)                           (0.02)      (0.11)      (0.24)      (0.14)       (0.11)

  Distributions from capital gains ($)                               (1.14)      (0.46)      (3.96)      (2.06)       (2.74)
                                                                    ------      ------      ------      ------      -------
 Total distributions ($)                                             (1.16)      (0.57)      (4.20)      (2.20)       (2.85)
                                                                    ------      ------      ------      ------      -------
 Net asset value, end of year ($)                                    13.53       16.81       14.54       21.26        21.65
                                                                    ======      ======      ======      ======      =======
 Total return (%) (b)                                               (13.41)      19.89      (13.42)       9.84        27.90

Ratios/Supplemental Data
=============================================================================================================================
 Net assets at end of year ($ thousands)                            15,038      18,226      17,038      63,346      103,046

 Expense ratio (%)*                                                   1.01        1.01        1.01        1.01         1.00

 Expense ratio after expense reductions (%)*                          1.00        0.99        1.00        1.00         1.00

 Ratio of net investment income to average net assets (%)*            0.64        0.93        1.36        0.89         0.55

 Portfolio turnover rate (%)                                         52.21       82.10       80.37      118.91        81.53

 *Reflects voluntary reduction of expenses of these amounts (%)       0.40        0.33        0.24        0.05         0.03

(a)   Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Large-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Large-Cap Value Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2002, and results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2002


18  State Street Research Large-Cap Value Fund

State Street Research Equity Trust

                                                                                         Number of Funds
     Name,     Position(s)  Term of Office                                               in Fund Complex             Other
   Address      Held with    and Length of           Principal Occupations                 Overseen by         Directorships Held
 and Age (a)      Fund      Time Served (b)           During Past 5 Years              Trustee/Officer (c)     by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent
Trustees

Bruce R. Bond    Trustee      Since 1999     Retired; formerly Chairman of the                  28          Ceridian Corporation
(56)                                         Board, Chief Executive Officer and
                                             President, PictureTel Corporation
                                             (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A.         Trustee      Since 1997     Retired; formerly Senior Vice                      48          Metropolitan Series
Garban                                       President for Finance and Operations                           Fund, Inc.(d)
(64)                                         and Treasurer, The Pennsylvania State
                                             University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.          Trustee      Since 1986     Retired; formerly Executive Vice                   48          The Clorox Company;
Morton                                       President, Chief Operating Officer and                         KLA-Tencor Corporation;
(70)                                         Director, Hewlett-Packard Company                              BEA Systems, Inc.;
                                             (computer manufacturer)                                        Cepheid; Pharsight
                                                                                                            Corporation; and
                                                                                                            Metropolitan Series
                                                                                                            Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.         Trustee      Since 1999     Dean, School of Business and Public                28          None
Phillips                                     Management, George Washington
(57)                                         University; formerly a member of the
                                             Board of Governors of the Federal
                                             Reserve System; and Chairman and
                                             Commissioner of the Commodity Futures
                                             Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby             Trustee      Since 1993     President, Founders Investments Ltd.               48          A. P. PHARMA, Inc.; and
Rosenblatt                                   (investments); formerly President, The                         Metropolitan Series
(64)                                         Glen Ellen Company (private investment                         Fund, Inc.(d)
                                             firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.       Trustee      Since 1987     Jay W. Forrester Professor of                      48          Metropolitan Series
Scott Morton                                 Management, Sloan School of                                    Fund, Inc.(d)
(64)                                         Management, Massachusetts Institute of
                                             Technology
------------------------------------------------------------------------------------------------------------------------------------
James M.         Trustee      Since 2002     Attorney; formerly Partner, Dechert                28          SEI Investments Funds
Storey                                       (law firm)                                                     (consisting of 104
(71)                                                                                                        portfolios); and The
                                                                                                            Massachusetts Health &
                                                                                                            Education Tax-Exempt
                                                                                                            Trust
------------------------------------------------------------------------------------------------------------------------------------
Interested
Trustee

Richard S.       Trustee      Since 2000     Chairman of the Board, President and               28          None
Davis++                                      Chief Executive Officer of State
(56)                                         Street Research & Management Company;
                                             formerly Senior Vice President, Fixed
                                             Income Investments, Metropolitan Life
                                             Insurance Company; and Managing
                                             Director, J.P. Morgan Investment
                                             Management
------------------------------------------------------------------------------------------------------------------------------------
Officers

John S.           Vice        Since 2001     Managing Director, Chief Financial                 28          None
Lombardo        President                    Officer and Director of State Street
(47)                                         Research & Management Company;
                                             formerly Executive Vice President,
                                             State Street Research & Management
                                             Company; and Senior Vice President,
                                             Product and Financial Management,
                                             MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Daniel J.         Vice        Since 1990     Managing Director of State Street                   3          None
Rice III        President                    Research & Management Company;
(50)                                         formerly Senior Vice President, State
                                             Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
James M.          Vice        Since 1996     Managing Director and Director of                  26          None
Weiss           President                    State Street Research & Management
(56)                                         Company; formerly Executive Vice
                                             President and Senior Vice President,
                                             State Street Research & Management
                                             Company
------------------------------------------------------------------------------------------------------------------------------------
Peter Zuger       Vice        Since 1998     Managing Director of State Street                   7          None
(54)            President                    Research & Management Company;
                                             formerly Senior Vice President, State
                                             Street Research & Management Company;
                                             and portfolio manager and Vice
                                             President, American Century Investment
                                             Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.      Treasurer     Since 2001     Senior Vice President and Treasurer of             28          None
Romich                                       State Street Research & Management
(45)                                         Company; formerly Vice President and
                                             Assistant Treasurer, State Street
                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.      Secretary     Since 1995     Managing Director, General Counsel and             28          None
McNamara, III                                Secretary of State Street Research &
(47)                                         Management Company; formerly Executive
                                             Vice President, State Street Research
                                             & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                       PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week,
            24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193

[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
--------------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

Webcasts
--------------------------------------------
[GRAPHIC] For a professional perspective on the markets, the economy and timely investment topics, tune in to a State
          Street Research web cast.

Complete Fund Listing
--------------------------------------------
[GRAPHIC] For a list of our funds, visit our web site at www.ssrfunds.com under Research Our Funds.

State Street Research
FYI
--------------------------------------------------------------------------------
[GRAPHIC]       State Street Research introduces electronic delivery of
                quarterly statements, shareholder reports and fund prospectuses.
                If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

                Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

    [LOGO]      The DALBAR awards recognize quality shareholder service and
    DALBAR      should not be considered a rating of fund performance. The
  MUTUAL FUND   survey included mutual fund complexes that volunteered or were
 SERVICE AWARD  otherwise selected to participate and was not industrywide.
     2001
for Excellence
  in Service

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Large-Cap Value Fund prospectus. When used after September 30, 2002, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690
Cover image:(C)Ryan McVay/PhotoDisc/PictureQuest

Control Number:(exp0803)SSR-LD                                     LCV-2186-0802

[LOGO] STATE STREET RESEARCH

Mid-Cap Value Fund
--------------------------------------------------------------------------------
                         Annual Report to Shareholders
                         June 30, 2002

In This Report                      Review of
                                Fund Performance

                                    [GRAPHIC]

                                      plus
                                         A Message from the Chairman
                                         Comments from the Fund's Manager
                                         Key Facts and Financial Statements

--------------------------------------------------------------------------------

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

--------------------------------------------------------------------------------

From the Chairman

Investor Confidence is the bedrock of the financial markets, and it has been shaken over the past year by tragic events, economic uncertainty and corporate scandal. At State Street Research, we have managed investments through other such difficult times. And we are confident that the U.S. financial markets are as strong as the companies, the institutions and the workers that make them up. Although we can neither predict nor control the markets, we will continue to rely on our experience and our research, because it is the way we think that sets us apart.

[PHOTO]
Richard S. Davis

If you have questions after you read this report on fund performance, consider talking to your financial adviser about the role the fund plays in your portfolio. Your adviser can help you put current performance in historical perspective.

As always, thank you for choosing State Street Research funds.

Sincerely,


/s/ Richard S. Davis

Richard S. Davis
Chairman
June 30, 2002

[GRAPHIC]
12 Month Review Management's Discussion of Fund Performance Part 1

                            How State Street Research
                          Mid-Cap Value Fund Performed

State Street Research Mid-Cap Value Fund delivered positive returns during a period that was generally unfavorable for the stock market. The fund returned 2.96% for the 12-month period ended June 30, 2002.(1) That was better than the Russell Midcap(R) Value Index, which returned 1.92% over the same period.(2) The fund also outperformed the Lipper Mid-Cap Value Funds Average, which returned -0.11% for the period.(3)

Reasons for the Fund's Performance

Although the past year was volatile for the stock market, volatility actually benefited the portfolio during periods of market strength. Returns were helped by an emphasis on consumer-related stocks and materials and processing stocks. Our light exposure to healthcare stocks also worked in our favor.

An overweight in the portfolio in autos, transportation and technology stocks hurt performance, as these stocks continued to be depressed. Within the financial services sector, an underweight in banks and above-average exposure to asset management, brokers and property and casualty insurance, was a combination that hurt results.

Outlook

As value investors, we endeavor to invest in companies that we believe trade at a discount to their longer-term business prospects. Because of fears in the marketplace about the duration of an economic recovery, we believe that the best values remain in economically sensitive stocks. If business recovers, we believe that these stocks, in which the fund is well positioned, should do well.

More of Management's Discussion of Fund Performance on pages 4 and 5. |_|


Class A Shares(1)

     2.96% [UP ARROW]

"We believe that the
best values remain
in economically
sensitive stocks."

[PHOTO]
Peter Zuger
Portfolio Manager,
State Street Research
Mid-Cap Value Fund

Russell Midcap
Value Index(2)

    1.92% [UP ARROW]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Mid-Cap Value Fund

[GRAPHIC] The Fund at a Glance as of 6/30/02

State Street Research Mid-Cap Value Fund: A stock fund with a value approach to mid-cap investing.

Hits & Misses

[GRAPHIC]

Rockwell Collins

We invested in this specialty aerospace company, which supplies products to both military and commercial aircraft markets, because we believed it was fairly valued after its stock price fell after September 11. The stock appreciated strongly during the year and we sold it at a profit.

[GRAPHIC]

Avaya

Avaya provides communications systems and software for business and government. We bought the stock because we believed that Avaya's business would hold up despite a slowing business environment. That estimation turned out to be wrong; however, we continue to own the stock.

 Total Net Assets: $520 million

Top 10 Holdings

     Issuer/Security             % of fund assets

  1  MeadWestvaco                            2.3%

  2  Cendant                                 2.3%

  3  Viad                                    2.2%

  4  Ribapharm                               2.2%

  5  Boston Properties                       2.2%

  6  KeyCorp                                 2.2%

  7  Alaska Steel Holding                    2.2%

  8  Comerica                                2.2%

  9  PPL                                     2.1%

 10  Allegheny Technologies                  2.1%

     Total                                  22.0%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 6/30/02(4, 6) (does not reflect sales charge)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
              2.96%                 11.27%                  14.65%

Fund average annual total return as of 6/30/02(4, 5, 6) (at maximum applicable sales charge)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
             -2.96%                  9.96%                  13.97%

Russell Midcap Value Index as of 6/30/02 (2)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
              1.92%                  9.09%                  13.89%

See pages 4 and 5 for data on other share classes.

Top 5 Industries
by % of fund assets

[THE FOLLOWING INFORMATION WAS REPRESENTED AS
A BAR CHART IN THE PRINTED MATERIAL]

June 30, 2002                              June 30, 2001

Utilities:                                 Commercial
Electrical                7.8%             Services                  8.1%
Commercial                                 Drugs &
Services                  7.4%             Biotechnology             6.5%
Banks &                                    Insurance                 6.1%
Savings & Loan            6.4%             Utilities:
Miscellaneous                              Electrical                5.6%
Financial                 5.7%             Casinos/Gambling,
Insurance                 4.7%             Hotel/Motel               5.1%

Ticker Symbols

State Street Research Mid-Cap Value Fund

Class A: SSEAX Class B(1): SSAPX* Class B: SSEBX Class C: SSEDX Class S: SSICX

--------------------------------------------------------------------------------

1     Does not reflect sales charge.

2 The Russell Midcap Value Index contains those stocks within the complete Russell Midcap(R) Index (800 of the smallest securities in the Russell 1000(R) Index) that show below-average growth. The index is unmanaged and does not take transaction charges into consideration. It is not possible to invest directly in the index.

3 The Lipper Mid-Cap Value Funds Average shows performance of a category of mutual funds with similar goals. The Lipper Average shows you how well the fund has done compared with competing funds.

4 Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value.

5     Performance reflects a maximum 5.75% Class A share front-end sales charge.

6 Performance results for the fund are increased by voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

*     Proposed

[GRAPHIC]
Performance in Perspective Management's Discussion of Fund Performance Part 2

                     Performance Figures as of June 30, 2002

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period--say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any.) It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                              1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                2.96%        70.54%       292.56%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          -2.96%        60.74%       269.89%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          -2.96%         9.96%        13.97%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Russell 1000
       Class A    Value Index   S&P 500 Index

         9425        10000          10000
93      11476        12566          11361
94      11970        12669          11520
95      13902        15300          14519
96      17017        18579          18291
97      21689        23776          24634
98      27795        29898          32066
99      27785        31581          39361
00      25037        29083          42215
01      35926        36043          35958
02      36989        36735          29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                              1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                2.20%        64.19%       267.93%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          -2.25%        62.19%       267.93%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          -2.25%        10.16%        13.91%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Russell 1000
     Class B(1)   Value Index   S&P 500 Index

        10000        10000          10000
93      12165        12566          11361
94      12625        12669          11520
95      14573        15300          14519
96      17720        18579          18291
97      22408        23776          24634
98      28511        29898          32066
99      28252        31581          39361
00      25261        29083          42215
01      36000        36043          35958
02      36793        36735          29493
--------------------------------------------------------------------------------


4  State Street Research Mid-Cap Value Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from another Class B account)

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                              1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                2.19%        64.44%       268.50%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)          -2.26%        62.44%       268.50%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)          -2.26%        10.19%        13.93%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Russell 1000
       Class B    Value Index   S&P 500 Index

        10000        10000          10000
93      12165        12566          11361
94      12625        12669          11520
95      14573        15300          14519
96      17720        18579          18291
97      22408        23776          24634
98      28511        29898          32066
99      28283        31581          39361
00      25288        29083          42215
01      36059        36043          35958
02      36850        36735          29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                              1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                2.25%        64.48%       268.39%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)           1.36%        64.48%       268.39%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)           1.36%        10.46%        13.93%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Russell 1000
       Class C    Value Index   S&P 500 Index

        10000        10000          10000
93      12159        12566          11361
94      12624        12669          11520
95      14559        15300          14519
96      17716        18579          18291
97      22397        23776          24634
98      28497        29898          32066
99      28274        31581          39361
00      25286        29083          42215
01      36027        36043          35958
02      36839        36735          29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                              1 Year       5 Years      10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)                3.20%        72.73%       303.50%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)           3.20%        72.73%       303.50%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)           3.20%        11.55%        14.97%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                 Russell 1000
       Class S    Value Index   S&P 500 Index

        10000        10000          10000
93      12159        12566          11361
94      12764        12669          11520
95      14888        15300          14519
96      18285        18579          18291
97      23360        23776          24634
98      30006        29898          32066
99      30053        31581          39361
00      27173        29083          42215
01      39100        36043          35958
02      40350        36735          29493
--------------------------------------------------------------------------------

A Closer Look                                                          [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The Russell Midcap Value Index contains those stocks in the Russell Midcap Value Index (800 of the smallest securities in the Russell 1000 Index) that show below-average growth. The indexes are unmanaged and do not take transaction charges into consideration. It is not possible to invest directly in an index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

[GRAPHIC]
The Fund in Detail

                                                                       [GRAPHIC]

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research Mid-Cap Value Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Mid-Cap Value Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Equity Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

      o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

      o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

      o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

      o The custodian, State Street Bank & Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank & Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, under normal market conditions, the fund invests at least 80% of its net assets in mid-cap value stocks, which may include common and preferred stocks, convertible securities and warrants.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Other securities -- The fund prices these securities at fair value under procedures established and supervised by the trustees.

      o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it is earned.

      o     Cash dividends -- The fund accrues these on the ex-dividend date.

      o Non-cash dividends -- Some dividends come in the form of additional securities, such as those paid by preferred securities. The fund records these at market value when it receives them. If the market value of a security has changed between the time the dividend was declared and the time the fund received the security, the fund records the difference as an adjustment to income.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income. Investments in the State Street Navigator Securities Lending Prime Portfolio are valued at its closing net asset value per share on the day of valuation.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The difference is primarily due to differing treatments for wash sale deferrals. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund ordinarily declares and pays these annually.

      o Net realized capital gains -- The fund distributes these annually, if any.

If the fund has no earnings to distribute, it will not make a distribution.

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code. As such the fund does not intend to pay federal income taxes, in part because it makes distributions as described above.

The fund pays expenses as follows:

      o Expenses attributed to the fund -- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include legal fees and trustee fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


8  State Street Research Mid-Cap Value Fund

Portfolio Holdings
--------------------------------------------------------------------------------
June 30, 2002

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

@ Security valued under consistently applied procedures established by the Trustees.

++ Security restricted as to public resale. As of the report date, the fund had 0.02% of net assets in restricted securities.
--------------------------------------------------------------------------------

     Issuer                                                Shares      Value
     ---------------------------------------------------------------------------

     Common Stocks 98.2% of net assets

     Automobiles & Transportation 7.3% of net assets
     ---------------------------------------------------------------------------

     Air Transport 1.8%
     AMR Corp.*                                           544,600   $  9,181,956
                                                                    ------------

     Automotive Parts 3.7%
     Delphi Automotive Systems Corp.                      665,900      8,789,880
     Magna International Inc. Cl. A                       156,200     10,754,370
                                                                    ------------
                                                                      19,544,250
                                                                    ------------

     Truckers 1.8%
     CNF Transportation Inc.                              246,100      9,346,878
                                                                    ------------
     Total Automobiles & Transportation                               38,073,084
                                                                    ------------

     Consumer Discretionary 22.6% of net assets
     ---------------------------------------------------------------------------

     Advertising Agencies 1.9%
     Valassis Communications Inc.*                        274,800     10,030,200
                                                                    ------------

     Casinos/Gambling, Hotel/Motel 1.3%
     International Game Technology Inc.*                  117,397      6,656,410
                                                                    ------------

     Commercial Services 7.4%
(2)  Cendant Corp.*                                       741,400     11,773,432
     FreedomPay Inc.*++@
       (acquired 3/29/00, cost $6,964)                    430,512         73,187
     Manpower Inc.                                        216,900      7,971,075
     Republic Services Inc. Cl. A*                        368,600      7,029,202
(3)  Viad Corp.                                           439,800     11,434,800
                                                                    ------------
                                                                      38,281,696
                                                                    ------------

     Consumer Products 1.6%
     International Flavors & Fragrances Inc.              262,600      8,531,874
                                                                    ------------

     Household Furnishings 1.5%
     Newell Rubbermaid Inc.                               224,700      7,877,982
                                                                    ------------

     Leisure Time 1.7%
     Royal Caribbean Cruises Ltd.                         462,400      9,016,800
                                                                    ------------

     Printing & Publishing 3.7%
     Reader's Digest Association Inc. Cl. A               449,600      8,421,008
     RR Donnelley & Sons Co.                              391,200     10,777,560
                                                                    ------------
                                                                      19,198,568
                                                                    ------------

     Retail 1.6%
     Federated Department Stores Inc.*                    207,700      8,245,690
                                                                    ------------

     Textile Apparel Manufacturers 1.9%
     Jones Apparel Group Inc.*                            257,300      9,648,750
                                                                    ------------
     Total Consumer Discretionary                                    117,487,970
                                                                    ------------

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
June 30, 2002

     Issuer                                                Shares      Value
     ---------------------------------------------------------------------------

     Financial Services 22.8% of net assets
     ---------------------------------------------------------------------------

     Banks & Savings & Loan 6.4%
     Charter One Financial Inc.                           307,800   $ 10,582,164
(8)  Comerica Inc.                                        183,500     11,266,900
(6)  KeyCorp                                              416,300     11,364,990
                                                                    ------------
                                                                      33,214,054
                                                                    ------------

     Insurance 4.7%
     ACE Limited                                          338,000     10,680,800
     Saint Paul Companies, Inc.                           115,600      4,499,152
     XL Capital Ltd. Cl. A                                111,400      9,435,580
                                                                    ------------
                                                                      24,615,532
                                                                    ------------

     Miscellaneous Financial 5.7%
     Ambac Financial Group Inc.                           137,550      9,243,360
     Capital One Financial Corp.                          155,000      9,462,750
     MGIC Investment Corp.                                162,200     10,997,160
                                                                    ------------
                                                                      29,703,270
                                                                    ------------

     Real Estate Investment Trusts 2.2%
(5)  Boston Properties Inc.                               285,000     11,385,750
                                                                    ------------

     Securities Brokerage & Services 3.8%
     Lehman Brothers Holdings Inc.                        166,900     10,434,588
     Stilwell Financial Inc.                              497,900      9,061,780
                                                                    ------------
                                                                      19,496,368
                                                                    ------------
     Total Financial Services                                        118,414,974
                                                                    ------------

     Healthcare 8.3% of net assets
     ---------------------------------------------------------------------------

     Drugs & Biotechnology 4.2%
     Biogen Inc.*                                         244,200     10,117,206
(4)  Ribapharm Inc.*                                    1,257,100     11,427,039
                                                                    ------------
                                                                      21,544,245
                                                                    ------------

     Healthcare Facilities 2.0%
     Healthsouth Corp.*                                   819,400     10,480,126
                                                                    ------------

     Hospital Supply 2.1%
     Bausch & Lomb Inc.                                   320,500     10,848,925
                                                                    ------------
     Total Healthcare                                                 42,873,296
                                                                    ------------

     Integrated Oils 1.8% of net assets
     ---------------------------------------------------------------------------

     Integrated Domestic 1.8%
     Unocal Corp.                                         255,600      9,441,864
                                                                    ------------
     Total Integrated Oils                                             9,441,864
                                                                    ------------

     Issuer                                                Shares      Value
     ---------------------------------------------------------------------------

     Materials & Processing 10.9% of net assets
     ---------------------------------------------------------------------------

     Chemicals 1.4%
     Rohm & Haas Co.                                      178,600   $  7,231,514
                                                                    ------------

     Containers & Packaging 1.6%
     Smurfit-Stone Container Corp.*                       534,700      8,245,074
                                                                    ------------

     Diversified Manufacturing 1.3%
     American Standard Companies Inc.*                     90,700      6,811,570
                                                                    ------------

     Paper & Forest Products 2.3%
(1)  MeadWestvaco Corp.                                   359,064     12,050,187
                                                                    ------------

     Steel 4.3%
(7)  Alaska Steel Holding Corp.*                          883,200     11,313,792
(10) Allegheny Technologies Inc.                          702,900     11,105,820
                                                                    ------------
                                                                      22,419,612
                                                                    ------------
     Total Materials & Processing                                     56,757,957
                                                                    ------------

     Other 4.0% of net assets
     ---------------------------------------------------------------------------

     Multi-Sector 4.0%
     SPX Corp.*                                            94,100     11,056,750
     Textron Inc.                                         212,300      9,956,870
                                                                    ------------
     Total Other                                                      21,013,620
                                                                    ------------

     Other Energy 3.9% of net assets
     ---------------------------------------------------------------------------

     Oil & Gas Producers 2.6%
     Burlington Resources Inc.                            180,500      6,859,000
     Ocean Energy Inc.                                    324,000      7,021,080
                                                                    ------------
                                                                      13,880,080
                                                                    ------------

     Oil Well Equipment & Services 1.3%
     Noble Corp.*                                         171,900      6,635,340
                                                                    ------------
     Total Other Energy                                               20,515,420
                                                                    ------------

     Producer Durables 1.5% of net assets
     ---------------------------------------------------------------------------

     Electrical Equipment & Components 1.5%
     Cooper Industries Ltd.                               197,800      7,773,540
                                                                    ------------

     Production Technology Equipment 0.0%
     Phase Metrics Inc.*++@ (acquired 1/23/98
       and 6/9/98, cost $1,321,127)                       108,409         34,691
                                                                    ------------
     Total Producer Durables                                           7,808,231
                                                                    ------------

The text and notes are an integral part of the financial statements.


10  State Street Research Mid-Cap Value Fund

     Issuer                                            Shares       Value
     ------------------------------------------------------------------------

     Technology 7.3% of net assets
     ------------------------------------------------------------------------

     Communications Technology 3.6%
     Avaya Inc.*                                    1,814,800    $  8,983,260
     NCR Corp.*                                       282,400       9,771,040
                                                                 ------------
                                                                   18,754,300
                                                                 ------------

     Electronics 1.1%
     Flextronics International Ltd.*                  798,500       5,693,305
                                                                 ------------

     Electronics: Semiconductors/Components 2.6%
     Advanced Micro Devices Inc.*                     628,400       6,108,048
     Cypress Semiconductor Corp.*                     485,200       7,365,336
                                                                 ------------
                                                                   13,473,384
                                                                 ------------
     Total Technology                                              37,920,989
                                                                 ------------

     Utilities 7.8% of net assets
     ------------------------------------------------------------------------

     Electrical 7.8%
     Constellation Energy Group Inc.                  368,500      10,811,790
     PG&E Corp.*                                      539,800       9,657,022
(9)  PPL Corp.                                        336,000      11,114,880
     Progress Energy Inc.                             169,600       8,820,897
                                                                 ------------
     Total Utilities                                               40,404,589
                                                                 ------------

     Total Common Stocks                                          510,711,994(a)
                                                                 ------------

                                                    Amount of
     Issuer                                         Principal       Value
     ------------------------------------------------------------------------

     Commercial Paper 1.7% of net assets

     American Express Credit Corp.
       1.65%, 7/01/2002                            $2,086,000    $  2,086,000
     Caterpillar Financial Services NV
       1.86%, 7/02/2002                             1,597,000       1,596,918
     Morgan Stanley Dean Witter & Co.
       1.87%, 7/02/2002                             5,000,000       4,999,740
                                                                 ------------

     Total Commercial Paper                                         8,682,658(b)
                                                                 ------------

     Summary of Portfolio Assets

     Total Investments                                   99.9%   $519,394,652(c)
     Cash and Other Assets, Less Liabilities              0.1%        465,766
                                                                 ------------
     Net Assets                                         100.0%   $519,860,418
                                                                 ============

--------------------------------------------------------------------------------
(a)   The fund paid a total of $501,164,349 for these securities.
--------------------------------------------------------------------------------
(b)   The fund paid a total of $8,682,658 for these securities.
--------------------------------------------------------------------------------
(c)   The fund paid a total of $509,847,007 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

At June 30, 2002, the net unrealized appreciation of investments based on cost for federal income tax purposes of $510,470,071 was as follows:

Aggregate gross unrealized appreciation
for all investments in which there is an
excess of value over tax cost                                       $50,371,697

Aggregate gross unrealized depreciation
for all investments in which there is an
excess of tax cost over value                                       (41,447,116)
                                                                    -----------

                                                                     $8,924,581
                                                                    ===========
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2002

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the price for each share class as of the report date.

Assets

Investments, at value*                                           $519,394,652(1)
Collateral for securities on loan                                  29,310,538
Cash                                                                   73,121
Receivable for fund shares sold                                     4,182,966
Receivable for securities sold                                      4,016,087
Dividends receivable                                                  751,382
Receivable from distributor                                            66,181
Other assets                                                           14,757
                                                                 ------------
                                                                  557,809,684

Liabilities

Payable for collateral received on securities loaned               29,310,538
Payable for securities purchased                                    5,340,021
Payable for fund shares redeemed                                    2,454,124
Accrued management fee                                                283,446
Accrued distribution and service fees                                 263,206
Accrued transfer agent and shareholder services                       132,681
Accrued trustees' fees                                                 10,229
Accrued administration fee                                              8,706
Other accrued expenses                                                146,315
                                                                 ------------
                                                                   37,949,266
                                                                 ------------

Net Assets                                                       $519,860,418
                                                                 ============

Net Assets consist of:
  Unrealized appreciation of investments                           $9,547,645
  Accumulated net realized gain                                    21,619,349(2)
  Paid-in capital                                                 488,693,424
                                                                 ------------
                                                                 $519,860,418(3)
                                                                 ============

*Includes securities on loan valued at $27,787,144

--------------------------------------------------------------------------------
(1)   The fund paid a total of $509,847,007 for these securities.
--------------------------------------------------------------------------------
(2) To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to net operating losses. At June 30, 2002, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales. At June 30, 2002, the tax basis distributable earnings were: $0 in undistributed ordinary income, $14,289,110 in undistributed short-term capital gains and $7,953,303 in undistributed long-term capital gains.
--------------------------------------------------------------------------------
(3)                 Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class   Net Assets   /   Number of Shares    =     NAV
 A     $242,113,085        14,560,218            $16.63*
 B(1)   $91,416,239         5,600,904            $16.32**
 B      $88,710,193         5,405,283            $16.41**
 C      $62,504,520         3,815,049            $16.38**
 S      $35,116,381         2,105,080            $16.68

*     Maximum offering price per share = $17.64 ($16.63 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12  State Street Research Mid-Cap Value Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2002

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                  $4,864,717(1)
Interest                                                            376,359(2)
                                                                -----------
                                                                  5,241,076

Expenses

Management fee                                                    2,435,130(3)
Transfer agent and shareholder services                           1,017,915(4)
Distribution and service fees - Class A                             480,877(5)
Distribution and service fees - Class B(1)                          545,617(5)
Distribution and service fees - Class B                             923,841(5)
Distribution and service fees - Class C                             329,540(5)
Reports to shareholders                                             359,031
Custodian fee                                                       145,134
Registration fees                                                    69,901
Administration fee                                                   65,851(6)
Audit fee                                                            31,056
Trustees' fees                                                       17,612(7)
Legal fees                                                            3,573
Miscellaneous                                                        31,262
                                                                -----------
                                                                  6,456,340
Expenses borne by the distributor                                  (592,646)(8)
Fees paid indirectly                                                (41,707)(9)
                                                                -----------
                                                                  5,821,987
                                                                -----------
Net investment loss                                                (580,911)
                                                                -----------

Realized and Unrealized Gain
(Loss) on Investments

Net realized gain on investments                                 35,997,021(10)
Change in unrealized depreciation
  of investments                                                (37,300,225)
                                                                -----------
Net loss on investments                                          (1,303,204)
                                                                -----------
Net decrease in net assets resulting
  from operations                                               ($1,884,115)
                                                                ===========

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $2,683.
--------------------------------------------------------------------------------
(2) Includes $120,708 in income from the lending of portfolio securities. As of the report date, the fund had a total of $27,787,144 of securities out on loan and was holding a total of $29,310,538 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------
(3)   The management fee is 0.65% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $613,807 paid to the distributor and to MetLife for services provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements.Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of June 30, 2002, there were $2,280,308 and $1,943,722 for Class A and Class C, respectively, of unreimbursed distribution and shareholder servicing-related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8) Represents the share of expenses that the fund's distributor and its affiliates paid voluntarily.
--------------------------------------------------------------------------------
(9)   Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(10) To earn this, the fund sold $252,815,306 worth of securities. During this same period, the fund also bought $493,776,118 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                      Years ended June 30
                                                -------------------------------
                                                    2002               2001
                                                -------------------------------

Increase In Net Assets

Operations:
Net investment income (loss)                       ($580,911)          $638,121
Net realized gain on investments                  35,997,021         31,466,742
Net unrealized appreciation
  (depreciation) of investments                  (37,300,225)        44,404,290
                                                -------------------------------
Net increase (decrease) resulting
  from operations                                 (1,884,115)        76,509,153
                                                -------------------------------

Dividend from net investment income:
Class A                                                   --           (966,489)
Class B(1)                                                --           (100,059)
Class B                                                   --           (611,688)
Class C                                                   --            (72,258)
Class S                                                   --           (393,802)
                                                -------------------------------
                                                          --         (2,144,296)
                                                -------------------------------

Distributions from capital gains:
Class A                                          (16,115,485)        (3,229,466)
Class B(1)                                        (4,931,185)          (512,506)
Class B                                          (12,379,206)        (3,519,133)
Class C                                           (2,731,467)          (443,074)
Class S                                           (4,633,433)        (1,115,834)
                                                -------------------------------
                                                 (40,790,776)(1)     (8,820,013)
                                                -------------------------------
Net increase from fund
  share transactions                             286,133,613(2)      22,831,711
                                                -------------------------------
Total increase in net assets                     243,458,722         88,376,555

Net Assets

Beginning of year                                276,401,696        188,025,141
                                                -------------------------------
End of year                                     $519,860,418       $276,401,696
                                                ===============================

--------------------------------------------------------------------------------
(1) The fund has designated $32,554,665 as ordinary income dividends and $8,236,111 as long-term capital gain distributions.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


14  State Street Research Mid-Cap Value Fund

--------------------------------------------------------------------------------
(2) These transactions break down by share class as follows:

                                                               Years ended June 30
                                          -------------------------------------------------------------
                                                    2002                               2001
                                          -------------------------------------------------------------
Class A                                     Shares           Amount            Shares          Amount
=======================================================================================================
 Shares sold                              11,533,843     $201,639,159*        3,672,002     $61,414,628

 Issued upon reinvestment of:
   Dividend from net investment income            --               --            63,526         960,619
   Distributions from capital gains          917,482       15,323,167           203,648       3,030,758

 Shares redeemed                          (3,688,140)     (63,338,409)       (3,113,511)    (50,290,491)
                                          -------------------------------------------------------------

 Net increase                              8,763,185     $153,623,917           825,665     $15,115,514
                                          =============================================================

Class B(1)                                  Shares           Amount            Shares          Amount
=======================================================================================================
 Shares sold                               4,423,088      $74,891,562**         786,290     $13,313,995

 Issued upon reinvestment of:
   Dividend from net investment income            --               --             6,224          92,532
   Distributions from capital gains          281,951        4,641,237            33,929         501,091

 Shares redeemed                            (518,594)      (8,603,288)***      (151,521)     (2,395,426)
                                          -------------------------------------------------------------

 Net increase                              4,186,445      $70,929,511           674,922     $11,512,192
                                          =============================================================

Class B                                     Shares           Amount            Shares          Amount
=======================================================================================================
 Shares sold                                 970,493      $16,454,515           281,388      $4,788,010

 Issued upon reinvestment of:
   Dividend from net investment income            --               --            53,109         787,902
   Distributions from capital gains          703,353       11,673,766           209,011       3,098,461

 Shares redeemed                          (1,386,264)     (23,432,909)***    (1,023,300)    (15,883,044)
                                          -------------------------------------------------------------

 Net increase (decrease)                     287,582       $4,695,372          (479,792)    ($7,208,671)
                                          =============================================================

Class C                                     Shares           Amount            Shares          Amount
=======================================================================================================
 Shares sold                               3,202,033      $54,857,968**         282,572      $4,906,955

 Issued upon reinvestment of:
   Dividend from net investment income            --               --             3,328          49,332
   Distributions from capital gains          150,278        2,480,717            26,852         397,455

 Shares redeemed                            (301,307)      (4,960,121)****     (331,936)     (5,134,079)
                                          -------------------------------------------------------------

 Net increase (decrease)                   3,051,004      $52,378,564           (19,184)       $219,663
                                          =============================================================

Class S                                     Shares           Amount            Shares          Amount
=======================================================================================================
 Shares sold                               1,096,124      $18,685,582           835,058     $13,714,541

 Issued upon reinvestment of:
   Dividend from net investment income            --               --            25,120         381,217
   Distributions from capital gains          276,631        4,632,420            74,916       1,114,597

 Shares redeemed                          (1,133,135)     (18,811,753)         (751,101)    (12,017,342)
                                          -------------------------------------------------------------

 Net increase                                239,620       $4,506,249           183,993      $3,193,013
                                          =============================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share.

* Sales charges collected by the distributor and MetLife were $203,926 and $330,850, respectively.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $625,865 and $3,763 for Class B(1) and Class C, respectively, were paid by the distributor, not the fund.

*** Includes $82,807 and $69,568 in deferred sales charges collected by the distributor for Class B(1) and Class B, respectively.

****  Includes $4,057 in deferred sales charges collected by the distributor.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                        Class A
                                                                  ===================================================

                                                                                  Years ended June 30
                                                                  ---------------------------------------------------
Per-Share Data                                                    2002 (a)   2001 (a)  2000 (a)   1999 (a)   1998 (a)
=====================================================================================================================
 Net asset value, beginning of year ($)                             18.53      13.68     15.80      16.80      14.86
                                                                  -------    -------    ------    -------    -------
  Net investment income ($)*                                         0.03       0.10      0.23       0.34       0.33

  Net realized and unrealized gain (loss) on investments ($)         0.46       5.62     (1.80)     (0.43)      3.56
                                                                  -------    -------    ------    -------    -------
 Total from investment operations ($)                                0.49       5.72     (1.57)     (0.09)      3.89
                                                                  -------    -------    ------    -------    -------
  Dividends from net investment income ($)                             --      (0.20)    (0.33)     (0.28)     (0.28)

  Distributions from capital gains ($)                              (2.39)     (0.67)    (0.22)     (0.63)     (1.67)
                                                                  -------    -------    ------    -------    -------
 Total distributions ($)                                            (2.39)     (0.87)    (0.55)     (0.91)     (1.95)
                                                                  -------    -------    ------    -------    -------
 Net asset value, end of year ($)                                   16.63      18.53     13.68      15.80      16.80
                                                                  =======    =======    ======    =======    =======
 Total return (%) (b)                                                2.96      43.49     (9.89)     (0.04)     28.15

Ratios/Supplemental Data
=====================================================================================================================
 Net assets at end of year ($ thousands)                          242,113    107,448    68,019    114,235    125,402

 Expense ratio (%)*                                                  1.26       1.27      1.27       1.22       1.24

 Expense ratio after expense reductions (%)*                         1.25       1.25      1.26       1.21       1.24

 Ratio of net investment income to average net assets (%)*           0.16       0.59      1.62       2.29       2.06

 Portfolio turnover rate (%)                                        69.05     115.59     30.83      56.04      52.99

 *Reflects voluntary reduction of expenses of these amounts (%)      0.15       0.28      0.23       0.05       0.02

                                                                                   Class B(1)
                                                                   ===========================================

                                                                              Years ended June 30
                                                                   -------------------------------------------
Per-Share Data                                                     2002 (a)  2001 (a)  2000 (a)   1999 (a) (c)
==============================================================================================================
 Net asset value, beginning of year ($)                              18.35     13.58     15.70       14.94
                                                                    ------    ------    ------       -----
  Net investment income (loss) ($)*                                  (0.09)    (0.03)     0.13        0.11

  Net realized and unrealized gain (loss) on investments ($)          0.45      5.60     (1.80)       0.75
                                                                    ------    ------    ------       -----
 Total from investment operations ($)                                 0.36      5.57     (1.67)       0.86
                                                                    ------    ------    ------       -----
  Dividends from net investment income ($)                              --     (0.13)    (0.23)      (0.10)

  Distributions from capital gains ($)                               (2.39)    (0.67)    (0.22)       0.00
                                                                    ------    ------    ------       -----
 Total distributions ($)                                             (2.39)    (0.80)    (0.45)      (0.10)
                                                                    ------    ------    ------       -----
 Net asset value, end of year ($)                                    16.32     18.35     13.58       15.70
                                                                    ======    ======    ======       =====
 Total return (%) (b)                                                 2.20     42.51    (10.59)       5.81(d)

Ratios/Supplemental Data
==============================================================================================================
 Net assets at end of year ($ thousands)                            91,416    25,957    10,043       7,454

 Expense ratio (%)*                                                   1.96      1.97      2.01        1.86(e)

 Expense ratio after expense reductions (%)*                          1.95      1.95      2.00        1.85(e)

 Ratio of net investment income (loss) to average net assets (%)*    (0.52)    (0.18)     0.92        1.46(e)

 Portfolio turnover rate (%)                                         69.05    115.59     30.83       56.04

 *Reflects voluntary reduction of expenses of these amounts (%)       0.14      0.28      0.23        0.05(e)

The text and notes are an integral part of the financial statements.


16  State Street Research Mid-Cap Value Fund

                                                                                       Class B
                                                                   ==================================================

                                                                                 Years ended June 30
                                                                   --------------------------------------------------
Per-Share Data                                                     2002 (a)  2001 (a)  2000 (a)   1999 (a)   1998 (a)
=====================================================================================================================
 Net asset value, beginning of year ($)                              18.44     13.63     15.74      16.74      14.81
                                                                    ------    ------    ------    -------    -------
  Net investment income (loss) ($)*                                  (0.10)    (0.01)     0.12       0.23       0.21

  Net realized and unrealized gain (loss) on investments ($)          0.46      5.61     (1.79)     (0.43)      3.55
                                                                    ------    ------    ------    -------    -------
 Total from investment operations ($)                                 0.36      5.60     (1.67)     (0.20)      3.76
                                                                    ------    ------    ------    -------    -------
  Dividends from net investment income ($)                              --     (0.12)    (0.22)     (0.17)     (0.16)

  Distributions from capital gains ($)                               (2.39)    (0.67)    (0.22)     (0.63)     (1.67)
                                                                    ------    ------    ------    -------    -------
 Total distributions ($)                                             (2.39)    (0.79)    (0.44)     (0.80)     (1.83)
                                                                    ------    ------    ------    -------    -------
 Net asset value, end of year ($)                                    16.41     18.44     13.63      15.74      16.74
                                                                    ======    ======    ======    =======    =======
 Total return (%) (b)                                                 2.19     42.59    (10.59)     (0.80)     27.23

Ratios/Supplemental Data
=====================================================================================================================
 Net assets at end of year ($ thousands)                            88,710    94,358    76,308    141,559    174,835

 Expense ratio (%)*                                                   1.96      1.97      2.01       1.97       1.99

 Expense ratio after expense reductions (%)*                          1.95      1.95      2.00       1.96       1.99

 Ratio of net investment income (loss) to average net assets (%)*    (0.58)    (0.08)     0.87       1.54       1.32

 Portfolio turnover rate (%)                                         69.05    115.59     30.83      56.04      52.99

 *Reflects voluntary reduction of expenses of these amounts (%)       0.18      0.28      0.23       0.05       0.02

                                                                                      Class C
                                                                   ================================================

                                                                                 Years ended June 30
                                                                   ------------------------------------------------
Per-Share Data                                                     2002 (a)  2001 (a)  2000 (a)  1999 (a)  1998 (a)
===================================================================================================================
 Net asset value, beginning of year ($)                              18.40     13.61     15.71     16.71     14.79
                                                                    ------    ------    ------    ------    ------
  Net investment income (loss) ($)*                                  (0.08)    (0.01)     0.12      0.23      0.21

  Net realized and unrealized gain (loss) on investments ($)          0.45      5.59     (1.79)    (0.43)     3.54
                                                                    ------    ------    ------    ------    ------
 Total from investment operations ($)                                 0.37      5.58     (1.67)    (0.20)     3.75
                                                                    ------    ------    ------    ------    ------
  Dividends from net investment income ($)                              --     (0.12)    (0.21)    (0.17)    (0.16)

  Distributions from capital gains ($)                               (2.39)    (0.67)    (0.22)    (0.63)    (1.67)
                                                                    ------    ------    ------    ------    ------
 Total distributions ($)                                             (2.39)    (0.79)    (0.43)    (0.80)    (1.83)
                                                                    ------    ------    ------    ------    ------
 Net asset value, end of year ($)                                    16.38     18.40     13.61     15.71     16.71
                                                                    ======    ======    ======    ======    ======

 Total return (%) (b)                                                 2.25     42.48    (10.57)    (0.78)    27.23

Ratios/Supplemental Data
===================================================================================================================
 Net assets at end of year ($ thousands)                            62,505    14,062    10,661    24,027    26,777

 Expense ratio (%)*                                                   1.96      1.97      2.01      1.97      1.99

 Expense ratio after expense reductions (%)*                          1.95      1.95      2.00      1.96      1.99

 Ratio of net investment income (loss) to average net assets (%)*    (0.51)    (0.09)     0.86      1.54      1.32

 Portfolio turnover rate (%)                                         69.05    115.59     30.83     56.04     52.99

 *Reflects voluntary reduction of expenses of these amounts (%)       0.13      0.28      0.23      0.05      0.02

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class), to June 30, 1999.
(d) Not annualized.
(e) Annualized.

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                    Class S
                                                                 ================================================

                                                                              Years ended June 30
                                                                 ------------------------------------------------
Per-Share Data                                                   2002 (a)  2001 (a)  2000 (a)  1999 (a)  1998 (a)
=================================================================================================================
 Net asset value, beginning of year ($)                            18.54     13.68     15.79     16.80     14.86
                                                                  ------    ------    ------    ------    ------
  Net investment income ($)*                                        0.07      0.15      0.27      0.38      0.37

  Net realized and unrealized gain (loss) on investments ($)        0.46      5.62     (1.79)    (0.44)     3.56
                                                                  ------    ------    ------    ------    ------
 Total from investment operations ($)                               0.53      5.77     (1.52)    (0.06)     3.93
                                                                  ------    ------    ------    ------    ------
  Dividends from net investment income ($)                            --     (0.24)    (0.37)    (0.32)    (0.32)

  Distributions from capital gains ($)                             (2.39)    (0.67)    (0.22)    (0.63)    (1.67)
                                                                  ------    ------    ------    ------    ------
 Total distributions ($)                                           (2.39)    (0.91)    (0.59)    (0.95)    (1.99)
                                                                  ------    ------    ------    ------    ------
 Net asset value, end of year ($)                                  16.68     18.54     13.68     15.79     16.80
                                                                  ======    ======    ======    ======    ======
 Total return (%) (b)                                               3.20     43.89     (9.58)     0.15     28.45

Ratios/Supplemental Data
=================================================================================================================
 Net assets at end of year ($ thousands)                          35,116    34,577    22,994    40,750    89,345

 Expense ratio (%)*                                                 0.96      0.97      1.01      0.97      0.99

 Expense ratio after expense reductions (%)*                        0.95      0.95      1.00      0.96      0.99

 Ratio of net investment income to average net assets (%)*          0.42      0.90      1.87      2.56      2.30

 Portfolio turnover rate (%)                                       69.05    115.59     30.83     56.04     52.99

 *Reflects voluntary reduction of expenses of these amounts (%)     0.19      0.28      0.23      0.04      0.02

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Mid-Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Mid-Cap Value Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2002, and results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2002


18  State Street Research Mid-Cap Value Fund

State Street Research Equity Trust

                                                                                         Number of Funds
     Name,     Position(s)  Term of Office                                               in Fund Complex             Other
   Address      Held with    and Length of           Principal Occupations                 Overseen by         Directorships Held
 and Age (a)      Fund      Time Served (b)           During Past 5 Years              Trustee/Officer (c)     by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent
Trustees

Bruce R. Bond    Trustee      Since 1999     Retired; formerly Chairman of the                  28          Ceridian Corporation
(56)                                         Board, Chief Executive Officer and
                                             President, PictureTel Corporation
                                             (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A.         Trustee      Since 1997     Retired; formerly Senior Vice                      48          Metropolitan Series
Garban                                       President for Finance and Operations                           Fund, Inc.(d)
(64)                                         and Treasurer, The Pennsylvania State
                                             University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.          Trustee      Since 1986     Retired; formerly Executive Vice                   48          The Clorox Company;
Morton                                       President, Chief Operating Officer and                         KLA-Tencor Corporation;
(70)                                         Director, Hewlett-Packard Company                              BEA Systems, Inc.;
                                             (computer manufacturer)                                        Cepheid; Pharsight
                                                                                                            Corporation; and
                                                                                                            Metropolitan Series
                                                                                                            Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.         Trustee      Since 1999     Dean, School of Business and Public                28          None
Phillips                                     Management, George Washington
(57)                                         University; formerly a member of the
                                             Board of Governors of the Federal
                                             Reserve System; and Chairman and
                                             Commissioner of the Commodity Futures
                                             Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby             Trustee      Since 1993     President, Founders Investments Ltd.               48          A. P. PHARMA, Inc.; and
Rosenblatt                                   (investments); formerly President, The                         Metropolitan Series
(64)                                         Glen Ellen Company (private investment                         Fund, Inc.(d)
                                             firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.       Trustee      Since 1987     Jay W. Forrester Professor of                      48          Metropolitan Series
Scott Morton                                 Management, Sloan School of                                    Fund, Inc.(d)
(64)                                         Management, Massachusetts Institute of
                                             Technology
------------------------------------------------------------------------------------------------------------------------------------
James M.         Trustee      Since 2002     Attorney; formerly Partner, Dechert                28          SEI Investments Funds
Storey                                       (law firm)                                                     (consisting of 104
(71)                                                                                                        portfolios); and The
                                                                                                            Massachusetts Health &
                                                                                                            Education Tax-Exempt
                                                                                                            Trust
------------------------------------------------------------------------------------------------------------------------------------
Interested
Trustee

Richard S.       Trustee      Since 2000     Chairman of the Board, President and               28          None
Davis++                                      Chief Executive Officer of State
(56)                                         Street Research & Management Company;
                                             formerly Senior Vice President, Fixed
                                             Income Investments, Metropolitan Life
                                             Insurance Company; and Managing
                                             Director, J.P. Morgan Investment
                                             Management
------------------------------------------------------------------------------------------------------------------------------------
Officers

John S.           Vice        Since 2001     Managing Director, Chief Financial                 28          None
Lombardo        President                    Officer and Director of State Street
(47)                                         Research & Management Company;
                                             formerly Executive Vice President,
                                             State Street Research & Management
                                             Company; and Senior Vice President,
                                             Product and Financial Management,
                                             MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Daniel J.         Vice        Since 1990     Managing Director of State Street                   3          None
Rice III        President                    Research & Management Company;
(50)                                         formerly Senior Vice President, State
                                             Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
James M.          Vice        Since 1996     Managing Director and Director of                  26          None
Weiss           President                    State Street Research & Management
(56)                                         Company; formerly Executive Vice
                                             President and Senior Vice President,
                                             State Street Research & Management
                                             Company
------------------------------------------------------------------------------------------------------------------------------------
Peter Zuger       Vice        Since 1998     Managing Director of State Street                   7          None
(54)            President                    Research & Management Company;
                                             formerly Senior Vice President, State
                                             Street Research & Management Company;
                                             and portfolio manager and Vice
                                             President, American Century Investment
                                             Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.      Treasurer     Since 2001     Senior Vice President and Treasurer of             28          None
Romich                                       State Street Research & Management
(45)                                         Company; formerly Vice President and
                                             Assistant Treasurer, State Street
                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.      Secretary     Since 1995     Managing Director, General Counsel and             28          None
McNamara, III                                Secretary of State Street Research &
(47)                                         Management Company; formerly Executive
                                             Vice President, State Street Research
                                             & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

[LOGO] STATE STREET RESEARCH                                   -----------------
One Financial Center o Boston, MA 02111-2690                       PRSRT STD
                                                                     AUTO
                                                               U.S. POSTAGE PAID
                                                                 HOLLISTON, MA
                                                                 PERMIT NO. 20
                                                               -----------------

Contact Information for
INVESTOR SERVICES
--------------------------------------------------------------------------------

New accounts, mutual fund purchases, exchanges and account information

[INTERNET]  Internet
            www.ssrfunds.com

[COMPUTER]  E-mail
            info@ssrfunds.com

[PHONE]     Phone
            1-87-SSR-FUNDS (1-877-773-8637), toll-free, 7 days a week,
            24 hours a day
            Hearing-impaired: 1-800-676-7876
            Chinese- and Spanish-speaking: 1-888-638-3193


[FAX]       Fax
            1-617-737-9722 (request confirmation number first from the Service Center by calling 1-877-773-8637)

[MAILBOX]   Mail
            State Street Research Service Center
            P.O. Box 8408, Boston, MA 02266-8408

For 24-Hour
Automated Access
to Your Account

[PHONE]  1-87-SSR-FUNDS
         ----------------
         (1-877-773-8637)

www.ssrfunds.com

OverView
--------------------------------------------
For more information on the products
and services mentioned in OverView,
our shareholder newsletter, visit our
web site at www.ssrfunds.com

Webcasts
--------------------------------------------
[GRAPHIC] For a professional perspective on the markets, the economy and timely investment topics, tune in to a State
          Street Research web cast.

Complete Fund Listing
--------------------------------------------
[GRAPHIC] For a list of our funds, visit our web site at www.ssrfunds.com under Research Our Funds.

State Street Research
FYI
--------------------------------------------------------------------------------
[GRAPHIC]       State Street Research introduces electronic delivery of
                quarterly statements, shareholder reports and fund prospectuses.
                If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

                Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

    [LOGO]      The DALBAR awards recognize quality shareholder service and
    DALBAR      should not be considered a rating of fund performance. The
  MUTUAL FUND   survey included mutual fund complexes that volunteered or were
 SERVICE AWARD  otherwise selected to participate and was not industrywide.
     2001
for Excellence
  in Service

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Mid-Cap Value Fund prospectus. When used after September 30, 2002, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690
Cover image:(C)www.comstock.com

Control Number:(exp0803)SSR-LD                                     MCV-2185-0802

[LOGO] STATE STREET RESEARCH

Global Resources Fund                                             [GRAPHIC]
--------------------------------------------------------------------------------
                         Annual Report to Shareholders
                         June 30, 2002
                                   [GRAPHIC]
In This Report                      Review of
                                Fund Performance

                                      plus
                                         A Message from the Chairman
                                         Comments from the Fund's Manager
                                         Key Facts and Financial Statements

--------------------------------------------------------------------------------

   Contents

2  12 Month Review
   A look at the fund and its market
   environment over the past 12 months

4  Performance in Perspective
   The most recent performance in the
   context of the fund's track record

6  The Fund in Detail
   Portfolio holdings, financials and notes

From the Chairman

Diversification Matters

That is certainly one of the clearest messages of the financial markets over the past year. While U.S. stocks have continued their steep decline and most foreign markets look lackluster at best, the energy market has provided positive returns. Investors who have a position in the global natural resources sector have benefited from the cushion that the natural resources sector has provided against a volatile market.

[PHOTO]
Richard S. Davis

In the report that follows, your portfolio manager talks in more detail about the strategies that have helped the fund do well in a period of uncertainty and instability and how he sees the opportunities for the period ahead.

As always, thank you for choosing State Street Research funds. We look forward to continuing to help you reach your long-term financial goals.

Sincerely,


/s/ Richard S. Davis

Richard S. Davis
Chairman
June 30, 2002

[GRAPHIC]
12 Month Review Management's Discussion of Fund Performance Part 1

                            How State Street Research
                         Global Resources Fund Performed

State Street Research Global Resources Fund was a strong performer during a period when most sectors registered negative performance. The fund returned 5.77% for the 12-month period ended June 30, 2002.(1) That was significantly better than the Lipper Natural Resources Funds Average, which returned -0.97 % over the same period.(2) The fund also outperformed the S&P 500 Index, which returned -17.98% for the period.(3)

Reasons for the Fund's Performance

Despite weak economic conditions around the world, the fund delivered positive performance and outdid its competition. Our emphasis on small-cap energy stocks and our investment in gold accounted for the fund's strong performance. World oil demand dropped during the period, but that had less of an impact on small-cap energy stocks (in which the fund is concentrated) than on large-cap energy stocks. Our investments in small Canadian exploration and production companies did especially well in the last quarter of the year, when most energy stocks posted losses.

In the final quarter of the year, the fund's investments in oil service stocks had a negative impact on performance. The sector lagged as uncertainty about the timing and strength of global economic recovery became an issue for the markets.

Outlook

As the world's production capacity declines, we believe that reserves of natural resources are likely to become increasingly valuable. As a result, we continue to overweight industries that are highly sensitive to changes in commodity prices, such as exploration and production companies in the energy sector, coal and gold.

More of Management's Discussion of Fund Performance on pages 4 and 5. |_|

Class A Shares(1)

     5.77% [UP ARROW]

"Our emphasis on
small-cap energy
stocks and our
investment in
gold accounted for
the fund's strong
performance."

[PHOTO]
Dan Rice
Portfolio Manager,
State Street Research
Global Resources Fund

S&P 500 Index(3)

    -17.98% [DOWN ARROW]

Because financial markets and mutual fund strategies are constantly evolving, it is possible that the fund's holdings, market stance, outlook for various industries or securities and other matters discussed in this report have changed since this information was prepared. Portfolio changes should not be considered recommendations for action by individual investors.


2  State Street Research Global Resources Fund

[GRAPHIC] The Fund at a Glance as of 6/30/02

State Street Research Global Resources Fund: an aggressive growth fund investing in energy and natural resources companies.

Hits & Misses

[GRAPHIC]

Ashanti Goldfields

Our investment in this African gold company benefited from rising revenues and increased gold production in Obuasi and other mines. We continue to own the stock.

[GRAPHIC]

OMI

OMI, which provides international shipping services for crude oil and petroleum products, lost ground as higher costs and lower demand weakened business prospects for the international tanker market. However, we continue to own the stock.

Total Net Assets: $192 million

Top 10 Holdings

     Issuer/Security              % of fund assets

  1  Western Gas Resources                   10.4%

  2  Plains Resources                         5.6%

  3  Patina Oil & Gas                         4.9%

  4  Pure Resources                           4.2%

  5  Ocean Energy                             4.1%

  6  XTO Energy                               3.3%

  7  Penn Virginia                            3.1%

  8  Baytex Energy                            2.8%

  9  Canadian 88 Energy                       2.7%

 10  Rio Alto Exploration                     2.7%

     Total                                   43.8%

See page 9 for more detail.

Performance: Class A

Fund average annual total return as of 6/30/02(5,6)
(does not reflect sales charge)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
              5.77%                  3.89%                  13.34%

Fund average annual total return as of 6/30/02(4,5,6)
(at maximum applicable sales charge)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
             -0.31%                  2.67%                  12.67%

S&P 500 Index as of 6/30/02(3)

             1 Year                 5 Years                10 Years
--------------------------------------------------------------------------------
            -17.98%                  3.67%                  11.42%

See pages 4 and 5 for data on other share classes.

Top 5 Industries
by % of fund assets

[The following data was represented as a bar chart in the printed material.]

June 30, 2002                              June 30, 2001

Exploration                                Exploration
& Production             59.4%             & Production             55.8%
Mining                   12.2%             Utility                   9.5%
Utility                  11.7%             Oil Service               6.6%
Oil Service               8.8%             Mining                    4.3%
Contract Drilling         2.9%             Contract Drilling         3.1%

Ticker Symbols
State Street Research Global Resources Fund

Class A: SSGRX Class B(1): SSGPX Class B: SSBGX Class C: SSGDX Class S: SGLSX

--------------------------------------------------------------------------------

1     Does not reflect sales charge.

2 The Lipper Natural Resources Funds Average shows performance of a category of mutual funds with similar goals. The Lipper average shows you how well the fund has done compared with competing funds.

3 The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

4     Performance reflects a maximum 5.75% Class A share front-end sales charge.

5 Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance results for the fund are increased by the voluntary reduction of fund fees and expenses; without subsidization, performance would have been lower.

6 Because the fund invests in natural resources and smaller companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Natural resources stocks and small-company stocks are especially volatile sectors of the stock market. Investments in foreign securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions and accounting standards.

[GRAPHIC]
Performance in Perspective Management's Discussion of Fund Performance Part 2

                     Performance Figures as of June 30, 2002

These two pages focus on the fund's long-term track record. While a mutual fund's past performance is not a guarantee of future results, long-term returns can serve as an important context for evaluating recent performance.Three ways of measuring long-term performance are cumulative returns, average annual returns and the change in dollar value over time of a given investment. Information about these measures follows, while the share class boxes contain the results of these measures for each share class.

Cumulative Total Return

This represents the total percentage you would have earned or lost if you had invested a lump sum in the fund and left it there until the end of the period indicated. Performance would be lower if sales charges were reflected.

Average Annual Total Return

Average annual total return percentage is the rate you would have had to earn during each year of a given time period --say, five years--in order to end up with the fund's actual cumulative return for those five years. In reality, of course, fund performance varies from year to year. Because of this, a fund's actual performance for a given year may be higher or lower than an average annual performance figure.

$10,000 Over 10 Years

This example is similar to cumulative total return, but uses dollars rather than percentages, and assumes that the lump sum you invested was $10,000 (less the applicable maximum sales charge, if any.) It also compares fund performance to the performance of a market index.

--------------------------------------------------------------------------------
Class A Front Load

o Initial sales charge of 5.75% or less, with lower sales charges for larger investments (see a prospectus for details)

o Lower annual expenses than Class B(1) or Class C shares because of lower service (12b-1) fee of 0.30%

                                            1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              5.77%         21.02%        249.92%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)        -0.31%         14.07%        229.80%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)        -0.31%          2.67%         12.67%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

       Class A   S&P 500 Index

         9425        10000
93      15877        11361
94      13914        11520
95      14290        14519
96      20495        18291
97      27251        24634
98      23359        32066
99      17621        39361
00      24351        42215
01      31182        35958
02      32980        29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B(1) Back Load for accounts opened after 1/1/99

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within six years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                            1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              5.16%         16.64%        228.62%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)         0.16%         14.69%        228.62%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)         0.16%          2.78%         12.63%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

        Class B(1) S&P 500 Index

        10000        10000
93      16845        11361
94      14688        11520
95      15000        14519
96      21347        18291
97      28174        24634
98      23965        32066
99      17919        39361
00      24569        42215
01      31250        35958
02      32862        29493
--------------------------------------------------------------------------------


4  State Street Research Global Resources Fund

--------------------------------------------------------------------------------
Class B Back Load (only available through exchanges from another Class B account)

o     No initial sales charge

o     Deferred sales charge of 5% or less on shares you sell within five years

o     Annual distribution/service (12b-1) fee of 1.00%

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

                                            1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              5.30%         16.97%        229.55%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)         0.30%         15.02%        229.55%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)         0.30%          2.84%         12.67%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

       Class B S&P 500 Index

        10000       10000
93      16845       11361
94      14688       11520
95      15000       14519
96      21347       18291
97      28174       24634
98      23965       32066
99      17950       39361
00      24600       42215
01      31296       35958
02      32955       29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Level Load

o     No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o     Lower deferred sales charge than Class B(1) shares

o     Annual distribution/service (12b-1) fee of 1.00%

o No conversion to Class A shares after eight years, so annual expenses do not decrease

                                            1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              5.16%         16.79%        228.45%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)         4.16%         16.79%        228.45%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)         4.16%          3.15%         12.63%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

        Class C   S&P 500 Index

        10000        10000
93      16845        11361
94      14676        11520
95      14988        14519
96      21322        18291
97      28124        24634
98      23915        32066
99      17896        39361
00      24564        42215
01      31233        35958
02      32845        29493
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class S Special Programs

o Available through certain retirement accounts, advisory accounts of the investment manager and other programs that usually involve special conditions and separate fees (see a prospectus for details)

o     No sales charges of any kind

o No distribution/service (12b-1) fees; annual expenses are lower than for other share classes

                                            1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
(does not reflect sales charge)              6.24%         22.92%        260.49%
--------------------------------------------------------------------------------
Cumulative Total Return
(at maximum applicable sales charge)         6.24%         22.92%        260.49%
--------------------------------------------------------------------------------
Average Annual Total Return
(at maximum applicable sales charge)         6.24%          4.21%         13.68%

$10,000 Over 10 Years
(reflects maximum applicable sales charge)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

    Class S       S&P 500 Index

        10000       10000
93      16858       11361
94      14838       11520
95      15299       14519
96      21995       18291
97      29326       24634
98      25188       32066
99      19059       39361
00      26389       42215
01      33933       35958
02      36049       29493
--------------------------------------------------------------------------------

A Closer Look                                                          [GRAPHIC]

12b-1 fees

12b-1 fees are named after the SEC rule that permits them.

The fund pays 12b-1 fees to cover service and distribution costs. The fees cover personal services and the maintenance of shareholder accounts. The fees also cover selling and marketing expenditures for the sale of fund shares.

The fund pays 12b-1 fees out of its assets, so shareholders see them as an indirect charge rather than a direct charge.

All of the performance figures on these pages assume reinvestment of dividends and distributions at net asset value.

The average annual total returns for the fund also include the effects of any fees and sales charges that would apply for each share class.

The S&P 500 Index (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index.

Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares.

Returns for Class B(1) reflect Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

Because the fund invests in natural resources and smaller companies, an investment in the fund may involve greater-than-average risk and above-average price fluctuations. Natural resources stocks and small company stocks are especially volatile sectors of the stock market. Investments in foreign securities pose additional risks not associated with domestic securities, such as changes in exchange rates, and different government regulations, economic conditions and accounting standards.

[GRAPHIC]
The Fund in Detail

                                                                       [GRAPHIC]

The following pages describe the fund in detail as of the date of this report. They provide a "snapshot" of the fund's holdings at one moment in time (the report date), describe the financial dimensions of its operations for the past fiscal year, and give a summary of operations on a per-share basis for the past five fiscal years. There's also an overview of the fund and its business structure, as well as information on the accounting policies the fund uses in arriving at the figures it presents here.

Together, the words and numbers in this section offer a comprehensive picture of the fund and its recent activities. In fact, the text and notes on pages 7 to 18 are an integral part of the financial statements, which wouldn't be complete without them.

For more information about the fund's strategies, risks and expenses, refer to the fund's prospectus; you'll need to read it before making any investments. The prospectus also has more details on the fund's share classes and its policies for shareholder accounts. To obtain a copy of any State Street Research prospectus, see the back cover of this report.

Keep in mind that in annual reports, the portfolio holdings and financial statements are audited, while in semiannual reports they are unaudited.


6  State Street Research Global Resources Fund

About the Fund
--------------------------------------------------------------------------------

Business Structure

State Street Research Global Resources Fund is a mutual fund that allows shareholders to pool their assets for investment in a portfolio of securities. This fund is a series of State Street Research Equity Trust, a Massachusetts business trust, and is an open-end management investment company.

Four entities administer the fund's main business functions:

      o The board of trustees oversees the fund with its shareholders' interests in mind and have ultimate responsibility for the fund's activities.

      o The investment manager, State Street Research & Management Company, is responsible for the fund's investment and business activities, and receives the management fee as compensation.

      o The distributor, State Street Research Investment Services, Inc., sells shares of the fund, handles investor inquiries and transaction orders, and provides other shareholder services.

      o The custodian, State Street Bank & Trust Company, holds fund securities, provides data on their market value, and handles related services.

The investment manager and the distributor are subsidiaries of MetLife, Inc. ("MetLife"). State Street Bank & Trust Company is not affiliated with MetLife (the similarity between its name and the names of the investment manager and distributor is coincidental). A majority of the trustees consists of people who are not affiliated with MetLife or any of its subsidiaries. The distributor pays a portion of its fees to MetLife for services it provides, including maintaining the accounts of some investors who hold shares through their firm's employee benefit plans and other sponsored arrangements.

Goal and Strategy

The fund seeks to provide long-term growth of capital. In seeking to achieve its investment objective, the fund invests at least 80% of its net assets in securities of energy and natural resources companies and companies in associated businesses, as well as utilities.

Share Classes

The fund generally offers four share classes, each with its own sales charge and expense structure. The fund also offers an additional class of shares (Class B), but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of other State Street Research funds.

Class A shares are subject to an initial sales charge of up to 5.75% and pay annual service and distribution fees equal to 0.30% of average daily net assets. Class B(1) and Class B shares pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B(1) and Class B shares are subject to a contingent deferred sales charge on certain redemptions made within six years and five years of purchase, respectively. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase, and also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of the investment manager, and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees.

            The text and notes are an integral part of the financial statements.

The Fund's Accounting Policies
--------------------------------------------------------------------------------

In keeping with accounting principles generally accepted in the United States, the fund has used the following policies in preparing the portfolio holdings and financial statements in this report:

The fund values all portfolio securities as of the date of this report (or, if that day was not a business day, then the most recent business day). The fund uses the following methods for determining the values of various types of securities:

      o Listed securities -- The fund uses the price of the last sale on a national securities exchange that was quoted before the close of the New York Stock Exchange.

      o Over-the-counter securities -- The fund uses the closing prices quoted on the Nasdaq system. If a security has not traded that day, or if it is not quoted on the Nasdaq system, the value is set at halfway between the closing bid and asked quotations.

      o Foreign securities -- If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account.

      o Other securities -- The fund prices these securities at fair value under procedures established and supervised by the trustees.

      o Securities maturing within 60 days -- The fund adjusts the value of these securities daily, moving them closer to the amount due on maturity as the maturity date approaches.

The fund accounts for each purchase and sale of portfolio securities on the trade date. In calculating realized gains or losses, the fund takes as its cost basis the identified cost of securities sold.

The fund records investment income from portfolio securities as follows:

      o     Interest -- The fund accrues interest daily as it is earned.

      o     Cash dividends -- The fund accrues these on the ex-dividend date.

Investment income and realized and unrealized gains and losses are allocated pro rata on the basis of relative net assets by the holders of all classes of shares. Net investment income is determined daily and consists of interest and dividends earned, less the estimated daily expenses of the fund.

The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in the amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the collateral has declined in value, the fund could lose money. The fund accounts for income from the lending of its securities by including it in interest income. Investments in the State Street Navigator Securities Lending Prime Portfolio are valued at its closing net asset value per share on the day of valuation.

The fund distributes its net earnings to its shareholders. The fund calculates these distributions using federal income tax regulations. As a result, they may be different than if the fund used generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions and wash sale deferrals. The fund distributes its earnings on the following schedule:

      o Dividends from net investment income -- The fund ordinarily declares and pays these annually.

      o Net realized capital gains -- The fund distributes these annually, if any.

If the fund has no earnings to distribute, it will not make a distribution.

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code. As such the fund does not intend to pay federal income taxes, in part because it makes distributions as described above.

The fund pays expenses as follows:

      o Expenses attributed to the fund-- The fund pays these directly. Examples of these expenses include the management fee, transfer agent fee, custodian fee and distribution and service fees.

      o Expenses attributed to the trust of which the fund is a series -- These expenses are divided among all funds in the trust. Each fund pays a proportional share. Examples of these expenses include legal fees and trustee fees.

The fund has used certain estimates and assumptions in preparing this report. Although they are necessary in order to follow generally accepted accounting principles, these estimates and assumptions affect several key areas, including the reported amounts of assets and liabilities and income and expenses. Actual results could differ from those estimates.

The text and notes are an integral part of the financial statements.


8  State Street Research Global Resources Fund

Portfolio Holdings
--------------------------------------------------------------------------------
June 30, 2002

The listings that begin on this page detail the fund's investment holdings as of the report date. We have grouped the holdings by asset class and by smaller sub-groups as well. For example, we have grouped this fund's stocks by sector of the economy, and then by specific industry within each sector.

The solid colored circles (1) show the fund's ten largest holdings, with the number in the circle showing where the holding ranks in the top ten.

--------------------------------------------------------------------------------
Notes about specific elements of the financials are called out in boxes such as this.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEY TO SYMBOLS

*     Denotes a security which has not paid a dividend during the last year.

# Denotes a Global Depositary Receipt, a form of ownership of foreign securities that is traded in the United States and denominated in U.S. dollars.

+ Denotes a Rule 144A restricted security, meaning that it trades only among certain qualified institutional buyers. As of the report date, the fund had 1.34% of net assets in Rule 144A securities.
--------------------------------------------------------------------------------

     Issuer                                                Shares       Value
     ---------------------------------------------------------------------------

     Equity Securities 97.4% of net assets

     Contract Drilling 2.9% of net assets
     ---------------------------------------------------------------------------
     Drillers Technology Corp.*+                           200,000      $190,953
     Noble Corp.*                                           87,200     3,365,920
     TMBR/Sharp Drilling Inc.*                             136,800     2,043,792
                                                                     -----------
                                                                       5,600,665
                                                                     -----------

     Exploration & Production 59.4% of net assets
     ---------------------------------------------------------------------------
     3TEC Energy Corp.*                                    300,000     5,228,997
     Atlas Energy Ltd.*                                     20,625        18,334
(8)  Baytex Energy Ltd. Cl. A*                           1,142,748     5,417,650
     Brigham Exploration Co.*                               36,200       153,850
     Cabot Oil & Gas Corp. Cl. A                           196,500     4,490,025
     Callon Petroleum Co.*                                 325,500     1,588,440
(9)  Canadian 88 Energy Corp.*                           2,934,100     5,252,039
     Case Resources Inc.*                                2,000,000       790,148
     Clayton Williams Energy Inc.*                         200,330     2,323,828
     Comstock Resources Inc.*                              200,000     1,520,000
     Consol Energy Inc.                                    202,000     4,292,500
     EEX Corp.*                                            202,300       404,600
     Elk Point Resources Inc. Cl. A*                       181,600       388,622
     Forest Oil Corp.*                                      63,400     1,802,462
     Hurricane Hydrocarbons Ltd. Cl. A*                    244,700     2,287,945
     Keywest Energy Corp.*                                 740,900     1,170,844
     Meota Resources Corp.*                                150,000       414,828
     Mission Resources Corp.*                               25,000        36,400
     Navigo Energy Inc.*                                   113,000       288,694
(5)  Ocean Energy Inc.                                     358,900     7,777,363
     Oil Search Ltd.*                                    1,000,000       456,071
     Olympia Energy Inc.*                                  500,000       809,903
(3)  Patina Oil & Gas Corp.                                343,750     9,429,063
(7)  Penn Virginia Corp.                                   150,000     5,847,000
     Peyto Exploration & Development Corp.*                 82,600       375,282
     Pioneer Natural Resources Co.*                         78,600     2,047,530
(2)  Plains Resources Inc.*                                400,000    10,700,000
     Provident Energy Trust                                133,160       982,721
(4)  Pure Resources, Inc.*                                 384,898     8,005,878
     Quicksilver Resources Inc.*                            11,100       286,935
     Remington Oil & Gas Corp.*                            100,000     1,992,000
     Republic Resources Inc.*                               28,750         5,750
(10) Rio Alto Exploration Ltd.*                            429,700     5,234,378
     Seven Seas Petroleum Inc.*                            657,600     1,492,752
     Southwestern Energy Co.*                              300,000     4,557,000
     Tempest Energy Corp.*                                 200,000       533,351
     Terraquest Energy Corp.*                              332,900       116,176
     Tom Brown Inc.*                                       130,900     3,711,015

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
June 30, 2002

     Issuer                                             Shares       Value
     ------------------------------------------------------------------------

     Exploration & Production (continued)
     ------------------------------------------------------------------------
     Upton Resources Inc.*                              400,000      $948,179
     Vermilion Resources Ltd.*+                         350,000     2,385,264
     Vintage Petroleum Inc.                             150,000     1,785,000
(6)  XTO Energy Inc.                                    308,750     6,360,250
                                                                  -----------
                                                                  113,709,067
                                                                  -----------

     Mining 12.2% of net assets
     ------------------------------------------------------------------------
     Arch Coal Inc.                                     200,000     4,542,000
     Ashanti Goldfields Co. Ltd.*#                      778,200     3,820,962
     Crystallex International Corp.*                  1,250,000     2,237,500
     Manhattan Minerals Corp.*                        1,150,000       764,799
     Mena Resources Inc.*                                20,000         4,873
     Nevsun Resources Ltd.*                             400,000       384,539
     Novagold Resources Inc.*                           500,000     1,290,577
     Peabody Energy Corp.                               100,000     2,830,000
     Penn Virginia Resource Partners LP                  82,500     1,670,625
     Romarco Minerals Inc.*                             223,000        44,051
     Southwestern Resources Corp.*                      243,300       485,415
     Stillwater Mining Co.*                             250,000     4,070,000
     Viceroy Resources Corp.*                           183,000        37,354
     Virginia Gold Mines Inc.*                          500,000       375,321
     X-Cal Resources Ltd.*                            1,755,500       728,231
     Zimbabwe Platinum Mines Ltd.*                      150,000       135,132
                                                                  -----------
                                                                   23,421,379
                                                                  -----------

     Miscellaneous 1.7% of net assets
     ------------------------------------------------------------------------
     Capstone Turbine Corp.*                            100,000       166,000
     OMI Corp.*                                         759,500     3,113,950
                                                                  -----------
                                                                    3,279,950
                                                                  -----------

     Oil Service 8.8% of net assets
     ------------------------------------------------------------------------
     Badger Daylighting Inc.*                           375,000       320,998
     Cal Dive International Inc.*                       100,000     2,200,000
     Global Industries Ltd.*                            189,496     1,324,577
     Halliburton Co.                                    150,000     2,391,000
     Hanover Compressor Co.*                            250,000     3,375,000
     NewPark Resources Inc.*                            500,000     3,675,000
     NS Group Inc.*                                     150,000     1,432,500
     Oceaneering International Inc.*                     50,800     1,371,600
     Universal Compression Holdings Inc.*                35,200       844,448
                                                                  -----------
                                                                   16,935,123
                                                                  -----------

     Refining 0.7% of net assets
     ------------------------------------------------------------------------
     InterOil Corp.*                                    156,500     1,061,070
     Syntroleum Corp.*                                   57,100       164,448
                                                                  -----------
                                                                    1,225,518
                                                                  -----------

     Utility 11.7% of net assets
     ------------------------------------------------------------------------
     El Paso Corp.                                      120,600     2,485,566
(1)  Western Gas Resources Inc.                         532,000    19,896,800
                                                                  -----------
                                                                   22,382,366
                                                                  -----------
     Total Equity Securities                                      186,554,068(a)
                                                                  -----------

--------------------------------------------------------------------------------
(a) The fund paid a total of $156,796,840 for these securities.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


10  State Street Research Global Resources Fund

                                                             Coupon         Maturity        Amount of
Issuer                                                        Rate            Date          Principal                    Value
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Income Securities  0.8% of net assets

Seven Seas Petroleum Inc. Sr. Note Series B                  12.50%         5/15/2005      $3,000,000                 $1,590,000
                                                                                                                    ------------
Total Fixed Income Securities                                                                                          1,590,000(1)
                                                                                                                    ------------

Short-Term Obligations  3.0% of net assets

Federal Home Loan Bank                                        1.70%         7/01/2002       5,660,000                  5,660,000
                                                                                                                    ------------
Total Short-Term Obligations                                                                                           5,660,000(2)
                                                                                                                    ------------

                                                                              % of
                                                                           Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Portfolio Assets

Total Investments                                                            101.2%                                 $193,804,068(3)

Cash and Other Assets, Less Liabilities                                       (1.2%)                                  (2,207,369)
                                                                             -----                                  ------------
Net Assets                                                                   100.0%                                 $191,596,699
                                                                             =====                                  ============

--------------------------------------------------------------------------------
(1) The fund paid a total of $1,589,633 for this security.
--------------------------------------------------------------------------------
(2) The fund paid a total of $5,660,000 for this security.
--------------------------------------------------------------------------------
(3) The fund paid a total of $164,046,473 for these securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Federal Income Tax Information

At June 30, 2002, the net unrealized appreciation of investments based on cost for federal income tax purposes of $164,695,117, was as follows:

Aggregate gross unrealized appreciation for all investments in
which there is an excess of value over tax cost                     $54,448,619

Aggregate gross unrealized depreciation for all investments in
which there is an excess of tax cost over value                     (25,339,668)
                                                                    -----------

                                                                    $29,108,951
                                                                    ===========
--------------------------------------------------------------------------------

At June 30, 2002, the fund had a capital loss carryforward of $37,656,268 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on June 30, 2008.

            The text and notes are an integral part of the financial statements.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 2002

This is the fund's balance sheet as of the report date. It shows the fund's total assets, its liabilities and, by subtraction, its net assets. It also shows the price for each share class as of the report date.

Assets

Investments, at value*                                          $193,804,068(1)
Collateral for securities on loan                                 49,904,659
Cash                                                                   2,091
Receivable for fund shares sold                                      354,591
Interest and dividends receivable                                    124,722
Receivable from distributor                                            6,132
Other assets                                                          21,209
                                                                ------------
                                                                 244,217,472

Liabilities

Payable for collateral received on securities loaned              49,904,659
Payable for fund shares redeemed                                   2,232,553
Accrued management fee                                               113,039
Accrued transfer agent and shareholder services                       98,024
Accrued distribution and service fees                                 94,453
Payable for securities purchased                                      36,400
Accrued trustees' fees                                                11,989
Accrued administration fee                                             3,846
Payable to custodian                                                     171(2)
Other accrued expenses                                               125,639
                                                                ------------
                                                                  52,620,773
                                                                ------------

Net Assets                                                      $191,596,699
                                                                ============

Net Assets consist of:
  Unrealized appreciation of investments                         $29,757,595
  Unrealized appreciation of foreign currency
  and foreign currency translations                                      106
Accumulated net realized loss                                    (37,974,087)(3)
Paid-in capital                                                  199,813,085(4)
                                                                ------------
                                                                $191,596,699
                                                                ============

* Includes securities on loan valued at $47,234,954

--------------------------------------------------------------------------------
(1)   The fund paid a total of $164,046,473 for these securities.
--------------------------------------------------------------------------------
(2) As part of the custodian contract between the custodian bank and the fund, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restriction to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At June 30, 2002, the payable to the custodian bank represents the amount due for cash advance for the settlement of a security purchased.
--------------------------------------------------------------------------------
(3) To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment. The fund reclassified for book purposes amounts arising from permanent book/tax differences primarily relating to realized foreign currency gains (losses), net operating losses and investments in investment partnerships. At June 30, 2002, the components of distributable earnings on a tax basis differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences largely arising from wash sales and investments in passive foreign investment companies. At June 30, 2002, the tax basis distributable earnings were: $0 in undistributed ordinary income, $0 in undistributed short-term capital gains and $0 in undistributed long-term capital gains.
--------------------------------------------------------------------------------
(4)                 Net Asset Value (NAV) of Each Share Class

Except where noted, the NAV is the offering and the redemption price for each class.

Class    Net Assets  /  Number of Shares    =      NAV
 A      $89,883,238         3,953,198            $22.74*
 B(1)   $25,625,579         1,208,579            $21.20**
 B      $36,239,656         1,704,504            $21.26**
 C      $31,852,889         1,503,718            $21.18**
 S       $7,995,337           340,118            $23.51

*     Maximum offering price per share = $24.13 ($22.74 / 0.9425)

** When you sell Class B(1), Class B or Class C shares, you receive the net asset value minus deferred sales charge, if any.
--------------------------------------------------------------------------------

The text and notes are an integral part of the financial statements.


12  State Street Research Global Resources Fund

Statement of Operations
--------------------------------------------------------------------------------
For the year ended June 30, 2002

This shows what the fund earned and lost over the report period, and what its expenses were.

Investment Income

Dividends, net of foreign taxes                                     $769,043(1)
Interest                                                             916,454(2)
                                                                  ----------
                                                                   1,685,497

Expenses

Management fee                                                     1,254,667(3)
Transfer agent and shareholder services                              577,777(4)
Reports to shareholders                                              280,672
Distribution and service fees - Class A                              231,742(5)
Distribution and service fees - Class B(1)                           194,269(5)
Distribution and service fees - Class B                              372,428(5)
Distribution and service fees - Class C                              271,036(5)
Custodian fee                                                        114,677
Administration fee                                                    77,488(6)
Registration fees                                                     52,626
Audit fee                                                             30,300
Trustees' fees                                                        13,409(7)
Legal fees                                                             1,911
Miscellaneous                                                         20,934
                                                                  ----------
                                                                   3,493,936
Fees paid indirectly                                                 (19,804)(8)
                                                                  ----------
                                                                   3,474,132
                                                                  ----------
Net investment loss                                               (1,788,635)
                                                                  ----------

Realized and Unrealized
Gain (Loss) on Investments

Net realized gain on investments                                   4,257,340(9)
Net realized loss on foreign currency                                 (2,637)
                                                                  ----------
Total net realized gain                                            4,254,703
                                                                  ----------
Change in unrealized appreciation
  of investments                                                   6,519,745
Change in unrealized appreciation
  of foreign currency                                                     25
                                                                  ----------
Total change in unrealized appreciation                            6,519,770
                                                                  ----------
Net gain on investments                                           10,774,473
                                                                  ----------
Net increase in net assets resulting
  from operations                                                 $8,985,838
                                                                  ==========

--------------------------------------------------------------------------------
(1)   The fund paid foreign taxes of $16,174.
--------------------------------------------------------------------------------
(2) Includes $84,633 in income from the lending of portfolio securities. As of the report date, the fund had a total of $47,234,954 of securities out on loan and was holding a total of $49,904,659 in collateral (consisting entirely of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio) related to those loans.
--------------------------------------------------------------------------------
(3)   The management fee is 0.75% of fund net assets, annually.
--------------------------------------------------------------------------------
(4) Includes a total of $288,569 paid to the distributor and to MetLife for services provided, including maintaining the accounts of some investors who hold shares through the firm's employee benefit plans and other sponsored arrangements. Total shareholder service costs are allocated to each fund in the same ratio as the transfer agent costs.
--------------------------------------------------------------------------------
(5) Payments made to the distributor under the fund's 12b-1 plans. The fees cover personal services and the maintenance of shareholder accounts.The fees also cover distribution and marketing expenditures for the sale of fund shares. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the plan, and any unused payments are returnable to the fund. As of June 30, 2002, there were $1,147,660, $1,345,752, and $1,472,130 for Class A, Class
      B, and Class C, respectively, of unreimbursed distribution and shareholder servicing-related expenses to be carried forward to future plan years. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the fund.
--------------------------------------------------------------------------------
(6) Payments made to the investment manager for certain administrative costs incurred in providing other assistance and services to the fund. The fee is based on a fixed amount that has been allocated equally among State Street Research funds.
--------------------------------------------------------------------------------
(7) Paid only to trustees who aren't currently affiliated with the adviser (the fund doesn't pay trustees' fees to affiliated trustees).
--------------------------------------------------------------------------------
(8)   Represents transfer agents credits earned from uninvested cash balances.
--------------------------------------------------------------------------------
(9) To earn this, the fund sold $61,279,959 worth of securities. During this same period, the fund also bought $87,634,445 worth of securities. These figures don't include short-term obligations or U.S. government securities.
--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This shows how the fund's size changed over the report period, including changes that resulted from investment performance as well as those that resulted from shareholders buying and selling fund shares.

                                                     Years ended June 30
--------------------------------------------------------------------------------
                                                 2002                  2001
--------------------------------------------------------------------------------

Increase In Net Assets

Operations:
Net investment loss                           ($1,788,635)          ($2,522,701)
Net realized gain on investments
  and foreign currency                          4,254,703            26,676,271
Change in unrealized
  appreciation of investments
   and foreign currency                         6,519,770            11,482,621
                                             ----------------------------------
Net increase resulting
  from operations                               8,985,838            35,636,191
                                             ----------------------------------
Net increase (decrease) from
  fund share transactions                         238,841(1)        (12,288,118)
                                             ----------------------------------
Total increase in net assets                    9,224,679            23,348,073

Net Assets

Beginning of year                             182,372,020           159,023,947
                                             ----------------------------------
End of year                                  $191,596,699          $182,372,020
                                             ==================================

The text and notes are an integral part of the financial statements.


14  State Street Research Global Resources Fund

--------------------------------------------------------------------------------
(1) These transactions break down by share class as follows:

                                                 Years ended June 30
                           ---------------------------------------------------------------
                                      2002                               2001
                           ---------------------------------------------------------------
Class A                      Shares           Amount            Shares           Amount
==========================================================================================
 Shares sold                5,391,227     $111,162,554*        6,967,165     $142,901,760

 Shares redeemed           (5,246,229)    (108,012,593)       (7,338,310)    (143,800,835)
                           ---------------------------------------------------------------
 Net increase (decrease)      144,998       $3,149,961          (371,145)       ($899,075)
                           ===============================================================

Class B(1)                   Shares           Amount            Shares           Amount
==========================================================================================
 Shares sold                  548,419      $10,890,797**         761,005      $14,499,498

 Shares redeemed             (293,992)      (5,605,370)***      (349,944)      (6,478,316)
                           ---------------------------------------------------------------
 Net increase                 254,427       $5,285,427           411,061       $8,021,182
                           ===============================================================

Class B                      Shares           Amount            Shares           Amount
==========================================================================================
 Shares sold                   89,108       $1,875,750**         222,344       $4,056,606

 Shares redeemed             (568,845)     (11,016,621)***    (1,085,514)     (20,033,016)
                           ---------------------------------------------------------------
 Net decrease                (479,737)     ($9,140,871)         (863,170)    ($15,976,410)
                           ===============================================================

Class C                      Shares           Amount            Shares           Amount
==========================================================================================
 Shares sold                  592,070      $11,642,677**       1,008,457      $19,099,535

 Shares redeemed             (588,880)     (11,360,341)****     (980,154)     (18,165,096)
                           ---------------------------------------------------------------
 Net increase                   3,190         $282,336            28,303         $934,439
                           ===============================================================

Class S                      Shares           Amount            Shares           Amount
==========================================================================================
 Shares sold                  591,120      $12,493,879           350,634       $7,030,380

 Shares redeemed             (564,442)     (11,831,891)         (536,910)     (11,398,634)
                           ---------------------------------------------------------------
 Net increase (decrease)       26,678         $661,988          (186,276)     ($4,368,254)
                           ===============================================================

      The trustees have the authority to issue an unlimited number of fund shares, with a $0.001 par value per share.

* Sales charges collected by the distributor and MetLife were $28,438 and $27,293, respectively.

** Like all broker/dealers, MetLife received commissions that were calculated as a percentage of these sales but the commissions of $44,462, $30 and $498 for Class B(1), Class B and Class C, respectively, were paid by the distributor, not the fund.

*** Includes $23,376 and $35,537 in deferred sales charges collected by the distributor for Class B(1) and Class B, respectively.

****  Includes $4,535 in deferred sales charges collected by the distributor.

--------------------------------------------------------------------------------

            The text and notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------
These provide a summary of each share class's financial performance.

                                                                                     Class A
                                                             ========================================================

                                                                               Years ended June 30
                                                             --------------------------------------------------------
Per-Share Data                                               2002 (a)    2001 (a)    2000 (a)    1999 (a)    1998 (a)
=====================================================================================================================
 Net asset value, beginning of year ($)                        21.50       16.79       12.15       17.35       22.39
                                                              ------      ------      ------      ------      ------
  Net investment loss ($)                                      (0.15)      (0.22)      (0.17)      (0.11)      (0.18)

  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                    1.39        4.93        4.81       (4.34)      (2.52)
                                                              ------      ------      ------      ------      ------
 Total from investment operations ($)                           1.24        4.71        4.64       (4.45)      (2.70)
                                                              ------      ------      ------      ------      ------
  Distributions from capital gains ($)                            --          --          --       (0.75)      (2.34)
                                                              ------      ------      ------      ------      ------
 Total distributions ($)                                          --          --          --       (0.75)      (2.34)
                                                              ------      ------      ------      ------      ------
 Net asset value, end of year ($)                              22.74       21.50       16.79       12.15       17.35
                                                              ======      ======      ======      ======      ======
 Total return (%) (b)                                           5.77       28.05       38.19      (24.56)     (14.28)

Ratios/Supplemental Data
=====================================================================================================================
 Net assets at end of year ($ thousands)                      89,883      81,880      70,152      67,155      82,376

 Expense ratio (%)                                              1.74        1.63        1.74        1.59        1.46

 Expense ratio after expense reductions (%)                     1.73        1.61        1.72        1.57        1.46

 Ratio of net investment loss to average net assets (%)        (0.73)      (1.11)      (1.34)      (0.97)      (0.82)

 Portfolio turnover rate (%)                                   37.57       37.97       47.49       55.89       68.69

                                                                              Class B(1)
                                                           ================================================

                                                                         Years ended June 30
                                                           ------------------------------------------------
Per-Share Data                                             2002 (a)    2001 (a)    2000 (a)    1999 (a) (c)
===========================================================================================================
 Net asset value, beginning of year ($)                      20.16       15.85      11.56          9.44
                                                            ------      ------      -----         -----
  Net investment loss ($)                                    (0.27)      (0.33)     (0.26)        (0.08)

  Net realized and unrealized gain on investments,
  foreign currency and forward contracts ($)                  1.31        4.64       4.55          2.20
                                                            ------      ------      -----         -----
 Total from investment operations ($)                         1.04        4.31       4.29          2.12
                                                            ------      ------      -----         -----
 Net asset value, end of year ($)                            21.20       20.16      15.85         11.56
                                                            ======      ======      =====         =====
 Total return (%) (b)                                         5.16       27.19      37.11         22.46(d)

Ratios/Supplemental Data
===========================================================================================================
 Net assets at end of year ($ thousands)                    25,626      19,237      8,608         5,053

 Expense ratio (%)                                            2.44        2.33       2.48          2.19(e)

 Expense ratio after expense reductions (%)                   2.43        2.31       2.46          2.17(e)

 Ratio of net investment loss to average net assets (%)      (1.41)      (1.78)     (2.12)        (1.64)(e)

 Portfolio turnover rate (%)                                 37.57       37.97      47.49         55.89

The text and notes are an integral part of the financial statements.


16  State Street Research Global Resources Fund

                                                                                     Class B
                                                             ========================================================

                                                                               Years ended June 30
                                                             --------------------------------------------------------
Per-Share Data                                               2002 (a)    2001 (a)    2000 (a)    1999 (a)    1998 (a)
=====================================================================================================================
 Net asset value, beginning of year ($)                        20.19       15.87       11.58       16.71       21.80
                                                              ------      ------      ------      ------      ------
  Net investment loss ($)                                      (0.28)      (0.34)      (0.26)      (0.19)      (0.33)

  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                    1.35        4.66        4.55       (4.19)      (2.42)
                                                              ------      ------      ------      ------      ------
 Total from investment operations ($)                           1.07        4.32        4.29       (4.38)      (2.75)
                                                              ------      ------      ------      ------      ------
  Distributions from capital gains ($)                            --          --          --       (0.75)      (2.34)
                                                              ------      ------      ------      ------      ------
 Total distributions ($)                                          --          --          --       (0.75)      (2.34)
                                                              ------      ------      ------      ------      ------
 Net asset value, end of year ($)                              21.26       20.19       15.87       11.58       16.71
                                                              ======      ======      ======      ======      ======
 Total return (%) (b)                                           5.30       27.22       37.05      (25.10)     (14.94)

Ratios/Supplemental Data
=====================================================================================================================
 Net assets at end of year ($ thousands)                      36,240      44,106      48,352      56,708      89,689

 Expense ratio (%)                                              2.44        2.33        2.48        2.34        2.21

 Expense ratio after expense reductions (%)                     2.43        2.31        2.46        2.32        2.21

 Ratio of net investment loss to average net assets (%)        (1.45)      (1.87)      (2.10)      (1.73)      (1.57)

 Portfolio turnover rate (%)                                   37.57       37.97       47.49       55.89       68.69

                                                                                     Class C
                                                             ========================================================

                                                                               Years ended June 30
                                                             --------------------------------------------------------
Per-Share Data                                               2002 (a)    2001 (a)    2000 (a)    1999 (a)    1998 (a)
=====================================================================================================================
 Net asset value, beginning of year ($)                        20.14       15.84       11.54       16.67       21.76
                                                              ------      ------      ------      ------      ------

  Net investment loss ($)                                      (0.28)      (0.34)      (0.25)      (0.19)      (0.33)

  Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts ($)                    1.32        4.64        4.55       (4.19)      (2.42)
                                                              ------      ------      ------      ------      ------
 Total from investment operations ($)                           1.04        4.30        4.30       (4.38)      (2.75)
                                                              ------      ------      ------      ------      ------
  Distributions from capital gains ($)                            --          --          --       (0.75)      (2.34)
                                                              ------      ------      ------      ------      ------
 Total distributions ($)                                          --          --          --       (0.75)      (2.34)
                                                              ------      ------      ------      ------      ------
 Net asset value, end of year ($)                              21.18       20.14       15.84       11.54       16.67
                                                              ======      ======      ======      ======      ======
 Total return (%) (b)                                           5.16       27.15       37.26      (25.17)     (14.97)

Ratios/Supplemental Data
=====================================================================================================================
 Net assets at end of year ($ thousands)                      31,853      30,214      23,313      25,538      37,566

 Expense ratio (%)                                              2.44        2.33        2.48        2.34        2.21

 Expense ratio after expense reductions (%)                     2.43        2.31        2.46        2.32        2.21

 Ratio of net investment loss to average net assets (%)        (1.43)      (1.83)      (2.06)      (1.72)      (1.57)

 Portfolio turnover rate (%)                                   37.57       37.97       47.49       55.89       68.69

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) January 1, 1999 (commencement of share class), to June 30, 1999.
(d) Not Annualized.
(e) Annualized.

            The text and notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                                                 Class S
                                                           ====================================================

                                                                          Years ended June 30
                                                           ----------------------------------------------------
Per-Share Data                                             2002 (a)   2001 (a)   2000 (a)   1999 (a)   1998 (a)
===============================================================================================================
 Net asset value, beginning of year ($)                     22.13      17.21      12.43      17.67      22.72
                                                            -----      -----      -----      -----      -----
  Net investment loss ($)                                   (0.09)     (0.18)     (0.15)     (0.08)     (0.13)

  Net realized and unrealized gain (loss) on
  foreign currency and forward contracts ($)                 1.47       5.10       4.93      (4.41)     (2.58)
                                                            -----      -----      -----      -----      -----
 Total from investment operations ($)                        1.38       4.92       4.78      (4.49)     (2.71)
                                                            -----      -----      -----      -----      -----
  Distributions from capital gains ($)                         --         --         --      (0.75)     (2.34)
                                                            -----      -----      -----      -----      -----
 Total distributions ($)                                       --         --         --      (0.75)     (2.34)
                                                            -----      -----      -----      -----      -----
 Net asset value, end of year ($)                           23.51      22.13      17.21      12.43      17.67
                                                            =====      =====      =====      =====      =====
 Total return (%) (b)                                        6.24      28.59      38.46      (24.33)   (14.11)

Ratios/Supplemental Data:
===============================================================================================================
 Net assets at end of year ($ thousands)                    7,995      6,935      8,599      5,590      5,745

 Expense ratio (%)                                           1.44       1.33       1.48       1.34       1.21

 Expense ratio after expense reductions (%)                  1.43       1.31       1.46       1.32       1.21

 Ratio of net investment loss to average net assets (%)     (0.42)     (0.89)     (1.11)     (0.70)     (0.55)

 Portfolio turnover rate (%)                                37.57      37.97      47.49      55.89      68.69

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

The text and notes are an integral part of the financial statements

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Equity Trust and the Shareholders of
State Street Research Global Resources Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Global Resources Fund (a series of State Street Research Equity Trust, hereafter referred to as the "Trust") at June 30, 2002, and results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2002


18  State Street Research Global Resources Fund

State Street Research Equity Trust

                                                                                         Number of Funds
     Name,     Position(s)  Term of Office                                               in Fund Complex             Other
   Address      Held with    and Length of           Principal Occupations                 Overseen by         Directorships Held
 and Age (a)      Fund      Time Served (b)           During Past 5 Years              Trustee/Officer (c)     by Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent
Trustees

Bruce R. Bond    Trustee      Since 1999     Retired; formerly Chairman of the                  28          Ceridian Corporation
(56)                                         Board, Chief Executive Officer and
                                             President, PictureTel Corporation
                                             (video conferencing systems)
------------------------------------------------------------------------------------------------------------------------------------
Steve A.         Trustee      Since 1997     Retired; formerly Senior Vice                      48          Metropolitan Series
Garban                                       President for Finance and Operations                           Fund, Inc.(d)
(64)                                         and Treasurer, The Pennsylvania State
                                             University
------------------------------------------------------------------------------------------------------------------------------------
Dean O.          Trustee      Since 1986     Retired; formerly Executive Vice                   48          The Clorox Company;
Morton                                       President, Chief Operating Officer and                         KLA-Tencor Corporation;
(70)                                         Director, Hewlett-Packard Company                              BEA Systems, Inc.;
                                             (computer manufacturer)                                        Cepheid; Pharsight
                                                                                                            Corporation; and
                                                                                                            Metropolitan Series
                                                                                                            Fund, Inc.(d)
------------------------------------------------------------------------------------------------------------------------------------
Susan M.         Trustee      Since 1999     Dean, School of Business and Public                28          None
Phillips                                     Management, George Washington
(57)                                         University; formerly a member of the
                                             Board of Governors of the Federal
                                             Reserve System; and Chairman and
                                             Commissioner of the Commodity Futures
                                             Trading Commission
------------------------------------------------------------------------------------------------------------------------------------
Toby             Trustee      Since 1993     President, Founders Investments Ltd.               48          A. P. PHARMA, Inc.; and
Rosenblatt                                   (investments); formerly President, The                         Metropolitan Series
(64)                                         Glen Ellen Company (private investment                         Fund, Inc.(d)
                                             firm)
------------------------------------------------------------------------------------------------------------------------------------
Michael S.       Trustee      Since 1987     Jay W. Forrester Professor of                      48          Metropolitan Series
Scott Morton                                 Management, Sloan School of                                    Fund, Inc.(d)
(64)                                         Management, Massachusetts Institute of
                                             Technology
------------------------------------------------------------------------------------------------------------------------------------
James M.         Trustee      Since 2002     Attorney; formerly Partner, Dechert                28          SEI Investments Funds
Storey                                       (law firm)                                                     (consisting of 104
(71)                                                                                                        portfolios); and The
                                                                                                            Massachusetts Health &
                                                                                                            Education Tax-Exempt
                                                                                                            Trust
------------------------------------------------------------------------------------------------------------------------------------
Interested
Trustee

Richard S.       Trustee      Since 2000     Chairman of the Board, President and               28          None
Davis++                                      Chief Executive Officer of State
(56)                                         Street Research & Management Company;
                                             formerly Senior Vice President, Fixed
                                             Income Investments, Metropolitan Life
                                             Insurance Company; and Managing
                                             Director, J.P. Morgan Investment
                                             Management
------------------------------------------------------------------------------------------------------------------------------------
Officers

John S.           Vice        Since 2001     Managing Director, Chief Financial                 28          None
Lombardo        President                    Officer and Director of State Street
(47)                                         Research & Management Company;
                                             formerly Executive Vice President,
                                             State Street Research & Management
                                             Company; and Senior Vice President,
                                             Product and Financial Management,
                                             MetLife Auto & Home
------------------------------------------------------------------------------------------------------------------------------------
Daniel J.         Vice        Since 1990     Managing Director of State Street                   3          None
Rice III        President                    Research & Management Company;
(50)                                         formerly Senior Vice President, State
                                             Street Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
James M.          Vice        Since 1996     Managing Director and Director of                  26          None
Weiss           President                    State Street Research & Management
(56)                                         Company; formerly Executive Vice
                                             President and Senior Vice President,
                                             State Street Research & Management
                                             Company
------------------------------------------------------------------------------------------------------------------------------------
Peter Zuger       Vice        Since 1998     Managing Director of State Street                   7          None
(54)            President                    Research & Management Company;
                                             formerly Senior Vice President, State
                                             Street Research & Management Company;
                                             and portfolio manager and Vice
                                             President, American Century Investment
                                             Management Company
------------------------------------------------------------------------------------------------------------------------------------
Douglas A.      Treasurer     Since 2001     Senior Vice President and Treasurer of             28          None
Romich                                       State Street Research & Management
(45)                                         Company; formerly Vice President and
                                             Assistant Treasurer, State Street
                                             Research & Management Company
------------------------------------------------------------------------------------------------------------------------------------
Francis J.      Secretary     Since 1995     Managing Director, General Counsel and             28          None
McNamara, III                                Secretary of State Street Research &
(47)                                         Management Company; formerly Executive
                                             Vice President, State Street Research
                                             & Management Company
------------------------------------------------------------------------------------------------------------------------------------

The fund's Statement of Additional Information includes additional information about the fund's trustees, and is available without charge, by contacting State Street Research, One Financial Center, Boston, Massachusetts 02111-2690, or by calling toll-free 1-87-SSR-FUNDS (1-877-773-8637).

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

++ Mr. Davis is an "interested person" of the Trust under the Investment Company Act of 1940 by reason of his affiliation with the Trust's Investment Manager, State Street Research & Management Company, as noted.

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--------------------------------------------------------------------------------

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--------------------------------------------
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--------------------------------------------
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FYI
--------------------------------------------------------------------------------
[GRAPHIC]       State Street Research introduces electronic delivery of
                quarterly statements, shareholder reports and fund prospectuses.
                If you elect this option, we will send these materials to you via e-mail. To learn more, visit us on the web at www.ssrfunds.com and click on "Go to Your Account" or call us at 1-87-SSR-FUNDS (1-877-773-8637).

                Did you know that you can give a State Street Research mutual fund as a gift? To learn more, call a service center representative at 1-87-SSR-FUNDS (1-877-773-8637), Monday through Friday, 8am-6pm eastern time.

    [LOGO]      The DALBAR awards recognize quality shareholder service and
    DALBAR      should not be considered a rating of fund performance. The
  MUTUAL FUND   survey included mutual fund complexes that volunteered or were
 SERVICE AWARD  otherwise selected to participate and was not industrywide.
     2001
for Excellence
  in Service

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a current State Street Research Global Resources Fund prospectus. When used after September 30, 2002, this report must be accompanied by a current Quarterly Performance Update.

To obtain a prospectus for any State Street Research fund, call 1-87-SSR-FUNDS (1-877-773-8637). The prospectus contains more complete information, including sales charges and expenses. Please read the prospectus carefully before investing or sending money.

(C)2002 State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111-2690
Cover image:(C)www.comstock.com

Control Number:(exp0803)SSR-LD                                      GR-2187-0802